UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Photon Dynamics, Inc.

(Name of Registrant as Specified In Its Charter)

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PHOTON DYNAMICS, INC.

5970 Optical Court
San Jose, California 95138

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On March 7, 2005

Dear Shareholder:

      You are cordially invited to attend the Annual Meeting of Shareholders of PHOTON DYNAMICS, INC., a California corporation. The meeting will be held on Monday, March 7, 2005 at 1:00 p.m. local time at the offices of Photon Dynamics at 5970 Optical Court, San Jose, California for the following purposes:

1.	To elect directors to serve for the ensuing year and until their successors are elected.

2.	To approve the Photon Dynamics, Inc. 2005 Equity Incentive Plan.

3.	To approve the Photon Dynamics, Inc. 2005 Employee Stock Purchase Plan.

4.	To approve the Photon Dynamics, Inc. 2005 Non-Employee Directors’ Stock Option Plan.

5.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Photon Dynamics’ independent registered public accounting firm for the fiscal year ending September 30, 2005.

6.	To conduct any other business properly brought before the meeting.

      These items of business are more fully described in the Proxy Statement accompanying this Notice.

      The record date for the Annual Meeting is January 24, 2005. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

RICHARD OKUMOTO
Secretary and Chief Financial Officer

San Jose, California

January 28, 2005

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

PROXY STATEMENT
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
PROPOSAL 2
PROPOSAL 3
PROPOSAL 4
PROPOSAL 5
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION AND EMPLOYEE OWNERSHIP COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
PERFORMANCE MEASUREMENT COMPARISON(1)
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D
APPENDIX E

PHOTON DYNAMICS, INC.

5970 Optical Court
San Jose, California 95138

PROXY STATEMENT
FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS
March 7, 2005

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

      We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Photon Dynamics, Inc. is soliciting your proxy to vote at Photon Dynamics’ 2005 Annual Meeting of Shareholders. You are invited to attend the Annual Meeting, and we request that you vote on the proposals described in this proxy statement. You do not need to attend the meeting to vote your shares, however. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

      Photon Dynamics intends to mail this proxy statement and the accompanying proxy card on or about February 4, 2005, to all shareholders of record entitled to vote at the Annual Meeting.

Who can vote at the annual meeting?

      Only shareholders of record at the close of business on January 24, 2005, will be entitled to vote at the Annual Meeting. On this record date, there were 16,905,712 shares of Common Stock outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

      If on January 24, 2005, your shares were registered directly in your name with Photon Dynamics’ transfer agent, EquiServe Trust Company, N.A., then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card, or vote by proxy over the telephone or on the Internet as instructed below, to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

      If on January 24, 2005, your shares were held not in your name, but rather, in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. Since you are not the shareholder of record, however, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

      There are five matters scheduled for a vote:

•	Election of seven directors;

•	The approval of the Photon Dynamics, Inc. 2005 Equity Incentive Plan;

•	The approval of the Photon Dynamics, Inc. 2005 Employee Stock Purchase Plan;

•	The approval of the Photon Dynamics, Inc. 2005 Non-Employee Directors’ Stock Option Plan; and

•	The ratification of Ernst & Young LLP as Photon Dynamics’ independent registered public accounting firm for the fiscal year ending September 30, 2005.

How do I vote?

      You may either vote “For” all the nominees to the Board of Directors or you may indicate that your vote is “Withheld” for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Shareholder of Record: Shares Registered in Your Name

      If you are a shareholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by proxy over the telephone, or vote by proxy on the Internet. If you vote by proxy, your shares will be voted as you specify on the proxy card or over the telephone or by Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•	To vote using the enclosed proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote over the telephone, dial toll-free 1-877-779-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Time on March 6, 2005 to be counted.

•	To vote on the Internet, go to http://www.eproxyvote.com/phtn to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Time on March 6, 2005 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

      If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Photon Dynamics. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How many votes do I have?

      On each matter to be voted upon, you have one vote for each share of Common Stock you own as of January 24, 2005. For the election of directors, however, cumulative voting is permitted. You may cumulate votes (cast more than one vote per share) for a candidate only if the candidate is nominated before the voting and at least one shareholder gives notice at the meeting, before the voting, that he or she intends to cumulate votes. If cumulative voting applies to the election of directors at the Annual Meeting, you will have seven votes for each share of Common Stock you own. You may cast all of your votes for one candidate or you may distribute your votes among different candidates as you choose. If you do not specify how to distribute your votes, your proxyholders (the individuals named on your proxy card) will cumulate votes using their best discretion.

What if I return a proxy card but do not make specific choices?

      If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all seven nominees for director; “For” the approval of the Photon Dynamics, Inc. 2005 Equity Incentive Plan; “For” the approval of the Photon Dynamics, Inc. 2005 Employee Stock Purchase Plan; “For” the approval of the Photon Dynamics, Inc. 2005 Non-Employee Directors’ Stock Option Plan; and “For” the ratification of Ernst & Young LLP as Photon Dynamics’ independent registered public accounting firm for the fiscal year ending September 30, 2005. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

      We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees and The Altman Group Inc. may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, but The Altman Group Inc. will be paid its customary fee of approximately $5,500 plus out-of-pocket expenses to solicit proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

      If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

      Yes. You may revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to Photon Dynamics’ Secretary at 5970 Optical Court, San Jose, California 95138.

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

      If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are shareholder proposals due for next year’s annual meeting?

      To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by October 7, 2005, to Photon Dynamics’ Secretary at 5970 Optical Court, San Jose, California 95138. However, if Photon Dynamics’ 2006 Annual Meeting of Shareholders is not held between February 5, 2006 and April 6, 2006, then the deadline will be a reasonable time prior to the time we begin to print and mail our proxy materials. If you wish to bring a matter before the shareholders at next year’s Annual Meeting and you do not notify Photon Dynamics before December 21, 2005, Photon Dynamics’ management will have discretionary authority to vote all shares for which it has proxies in opposition to the matter.

How are votes counted?

      Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withheld” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions). Abstentions and broker non-votes will not be counted towards the vote total for any proposal.

      If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

•	For the election of directors, the seven nominees receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” or “Withheld” will affect the outcome. Abstentions and broker non-votes will have no effect.

•	To be approved, Proposal No. 2, the approval of the Photon Dynamics, Inc. 2005 Equity Incentive Plan, must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy. Abstentions and broker non-votes will have no effect.

•	To be approved, Proposal No. 3, the approval of the Photon Dynamics, Inc. 2005 Employee Stock Purchase Plan, must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy. Abstentions and broker non-votes will have no effect.

•	To be approved, Proposal No. 4, the approval of the Photon Dynamics, Inc. 2005 Non-Employee Directors’ Stock Option Plan, must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy. Abstentions and broker non-votes will have no effect.

•	To be approved, Proposal No. 5, the ratification of Ernst & Young LLP as Photon Dynamics’ independent registered public accounting firm for the fiscal year ending September 30, 2005, must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy. Abstentions and broker non-votes will have no effect.

What is the quorum requirement?

      A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by votes at the meeting or by proxy. On the record date, there were 16,905,712 outstanding and entitled to vote.

      Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

      Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in Photon Dynamics’ quarterly report on Form 10-Q for the second quarter of 2005.

PROPOSAL 1

ELECTION OF DIRECTORS

General

      There are seven nominees for the seven director positions presently authorized by Photon Dynamics’ Board of Directors and Photon Dynamics’ Bylaws. The names of persons who are nominees for director and their positions and offices with Photon Dynamics are set forth in the table below. Each of the nominees listed below, except for Ms. Carlitz and Mr. Wozniak, is currently a director of Photon Dynamics who was previously elected by the shareholders. Ms. Carlitz was recommended for election to Photon Dynamics’ Board of Directors by a third-party search consultant. Mr. Wozniak was recommended for election to Photon Dynamics’ Board of Directors by a non-management director. It is Photon Dynamics’ policy to encourage its directors to attend the Annual Meeting and all directors may attend the Annual Meeting telephonically. All but two of Photon Dynamics’ directors attended the 2004 Annual Meeting of Shareholders.

      Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below, subject to discretionary power to cumulate votes. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by Photon Dynamics’ management. Proxies may not be voted for more than seven directors, however. Each director to be elected will hold office until the next annual meeting of shareholders and until his or her successor is elected, or until the director’s death, resignation or removal. Each person nominated for election has agreed to serve if elected and our management has no reason to believe that any nominee will be unable to serve. The candidates receiving the highest number of affirmative votes by the shares entitled to be voted will be elected.

Nominees

      The following is a brief biography of each nominee for director, including their respective ages as of December 31, 2004.

Name	Age	Position Held with Photon Dynamics

Dr. Malcolm J. Thompson	59	Executive Chairman of the Board of Directors; Director
Mr. Jeffrey A. Hawthorne	47	Chief Executive Officer and President; Director
Mr. E. Floyd Kvamme	67	Director
Mr. Nicholas E. Brathwaite	46	Director
Mr. Michael J. Kim	59	Director
Ms. Terry H. Carlitz	53	Director
Mr. Curtis S. Wozniak	49	Director

      MALCOLM J. THOMPSON has been a member of our Board of Directors since 1992 and has served as the Executive Chairman of our Board of Directors since October 2003. Since April 2003, Dr. Thompson has served as the interim chief executive officer of Vitex Systems, Inc., a provider of components for flat panel displays. From November 2001 to May 2002, he was a member of the Technical Advisory Board of Novalux, Inc., a laser module provider for optical networks. From 1998 through November 2001, he was president and chief executive officer of Novalux, Inc., a provider of laser modules for optical networks. From 1996 to 1998, he was president and chief executive officer of dpiX, Inc., a digital image capture and display products company, and from 1981 to 1996, he was the Chief Technologist for Xerox PARC. He also has served as chairman of the board of the United States Display Consortium, an industry-government consortium of over 135 member companies. Dr. Thompson received a B.S. and a Ph.D. in Applied Physics from the University of Brighton, Sussex in the United Kingdom.

      JEFFREY A. HAWTHORNE has been our President and Chief Executive Officer since October 2003, and has been a member of our Board of Directors since December 2003. From July 2003 to October 2003,

Mr. Hawthorne was our Chief Operating Officer. From November 2001 to July 2003, Mr. Hawthorne was our Vice President and President, Image Processing Systems Division. Mr. Hawthorne joined us in 1991 and has held a series of other management positions including Vice President, Development from September 1994 to November 2001. Mr. Hawthorne received a B.S. degree in Engineering Physics from the University of Colorado and an M.S. degree in Optical Engineering from the University of Rochester.

      E. FLOYD KVAMME became a member of our Board of Directors in 1986 and served as the Chairman of our Board of Directors until October 2003. Since 1984, he has been a general partner of Kleiner Perkins Caufield & Byers, a venture capital firm. Mr. Kvamme also serves on the board of directors of Harmonic, Inc., National Semiconductor, Power Integrations, Inc. and two privately held companies. Mr. Kvamme received a B.S. degree in Electrical Engineering from the University of California, Berkeley and an M.S. degree in Engineering from Syracuse University.

      NICHOLAS E. BRATHWAITE has been a member of our Board of Directors since April 2002. Mr. Brathwaite currently serves as chief technology officer of Flextronics International Ltd., a provider of engineering, advanced electronics manufacturing and logistical services, and has held various engineering management positions with Flextronics since 1995. From 1989 to 1995, Mr. Brathwaite held various management positions at nChip, a multi-chip module company. As a founding member of nChip, Mr. Brathwaite was responsible for all manufacturing and operational activities including wafer fabrication, wafer test and module assembly. Before joining nChip, Mr. Brathwaite spent six years with Intel Corporation in various engineering management positions in Technology Development and Manufacturing. He has a B.S. in Applied Chemistry, an M.S. in Polymer Engineering, a BSc (Hons) from McMaster University Canada and an MSc from the University of Waterloo, Canada. Mr. Brathwaite has several patents and has authored more than 50 national and international publications. He is also a member of the board of directors of Power Integrations, Inc., a supplier of high-voltage analog integrated circuits for use in AC to DC power conversion and Hughes Software Systems, an end to end communication solutions provider in the telecom infrastructure, service provider, and business process outsourcing sectors.

      MICHAEL J. KIM became a member of our Board of Directors in 1991. Since July 2001, he has been consulting for high-tech companies in Silicon Valley. From September 1999 through June 2001, he was the vice president of business development at Philips Components, a display company. From 1993 to February 1999, he was senior vice president of LG Electronics, Inc., a manufacturer of consumer electronics products and flat panel displays, and served as the head of the San Jose Technology Center of LG Electronics. From 1988 to 1992, Mr. Kim was vice president at Goldstar Technology, Inc., a consumer electronic product manufacturing company and formerly a subsidiary of LG Electronics. Mr. Kim received a B.S. degree in Electrical Engineering from the University of Illinois, Chicago and an M.S. degree in Electrical Engineering from the University of Santa Clara.

      TERRY H. CARLITZ has been a member of our Board of Directors since December 2004. Since June 2002, Ms. Carlitz has served as an independent business advisor. From 1999 to May 2002, Ms. Carlitz served as a director and as chief financial officer of Saba Software, Inc., a provider of human capital management applications. From 1998 to 1999, Ms. Carlitz served as senior vice president of operations and chief financial officer of SPL WorldGroup B.V., a provider of customer relationship management solutions for the energy industry. From 1995 to 1998, Ms. Carlitz served as chief financial officer of Infinity Financial Technology, a provider of derivatives trading and risk management solutions until its merger with SunGard Data Systems. From 1987 to 1995, Ms. Carlitz held various senior financial management positions at Apple Computer, Inc. Since February 2003, Ms. Carlitz has served on the board of directors of Hyperion Solutions Corporation, a provider of business performance management solutions, and Advent Software, Inc., a provider of enterprise investment management software. Ms. Carlitz also serves on the International Board of Advisors at the San Jose State University and the Management Board of Stanford University’s Graduate School of Business. Ms. Carlitz received a B.S. from San Jose State University and an M.B.A. from Stanford University’s Graduate School of Business.

      CURTIS S. WOZNIAK has been a member of our Board of Directors since December 2004. Since October 2003, Mr. Wozniak has been a private investor and a consultant. From 1996 to October 2003,

Mr. Wozniak served as chief executive officer of Electroglas, Inc., a provider of automatic wafer probing technologies. From 1994 to 1996, Mr. Wozniak served as president and chief operating officer of Xilinx, Inc., a semiconductor manufacturer. From 1984 to 1994, Mr. Wozniak held various management positions with Sun Microsystems, Inc. Mr. Wozniak is on the North American Advisory Board of the semiconductor capital equipment’s trade association, Semiconductor Equipment and Materials International. Mr. Wozniak also serves on the board of trustees of Kettering University. Mr. Wozniak received a B.S.M.E. from Kettering University and an M.B.A. from Stanford University’s Graduate School of Business.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Independence of the Board of Directors

      As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Photon Dynamics’ Board of Directors consults with Photon Dynamics’ counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq, as in effect time to time.

      Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and Photon Dynamics, its senior management and its independent registered public accounting firm, the Board has affirmatively determined that all of Photon Dynamics’ directors are independent directors within the meaning of the applicable Nasdaq listing standards, except for Mr. Hawthorne, the Chief Executive Officer and President of Photon Dynamics, and Dr. Thompson, the Executive Chairman of the Board of Directors of Photon Dynamics.

Information Regarding the Board of Directors and its Committees

      The Board of Directors has three committees: an Audit Committee, a Compensation and Employee Ownership Committee and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for fiscal 2004 for each of the Board committees:

			Compensation		Nominating and
			and Employee		Corporate
Name	Audit		Ownership		Governance

Mr. E. Floyd Kvamme	X		X	*	X
Mr. Richard P. Beck(1)	X	*
Mr. Nicholas E. Brathwaite	X		X		X
Mr. Michael J. Kim			X		X	*
Total meetings in fiscal year 2004	9		3		—

*	Committee chairperson during fiscal 2004.

(1)	Mr. Beck resigned from the Board of Directors on October 12, 2004. In connection with Mr. Beck’s resignation, Mr. Kim was appointed to the Audit Committee on October 13, 2004.

      Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to Photon Dynamics.

      Audit Committee. The Audit Committee of the Board of Directors oversees Photon Dynamics’ financial reporting process on behalf of the Board. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of Photon Dynamics’

independent registered public accounting firm; has the sole authority to select, evaluate, replace and oversee Photon Dynamics’ independent registered public accounting firm; has the sole authority to approve non-audit and audit services to be performed by Photon Dynamics’ independent registered public accounting firm; oversees the independence of the Photon Dynamics’ independent registered public accounting firm and is responsible for receiving written statements from Photon Dynamics’ independent registered public accounting firm delineating all relationships between the Photon Dynamics’ independent registered public accounting firm and Photon Dynamics consistent with Independence Standards Board Standard No. 1; reviews and discusses with management and Photon Dynamics’ independent registered public accounting firm as appropriate, significant issues that arise regarding accounting principles and financial statement presentation, including critical accounting policies and practices and alternative accounting policies available under generally accepted auditing standards; reviews with Photon Dynamics’ independent registered public accounting firm the adequacy and effectiveness of Photon Dynamics’ accounting and financial controls; and has the specific responsibilities and authority necessary to comply with the Nasdaq listing standards applicable to audit committees. From October 2003 to October 2004, the Audit Committee was composed of three non-employee directors: Messrs. Beck, Brathwaite and Kvamme. From October 2004 to January 2005, the Audit Committee was composed of three non-employee directors: Messrs. Brathwaite, Kim and Kvamme. In January 2005, the Audit Committee was reconstituted to be composed of three non-employee directors: Ms. Carlitz and Messrs. Wozniak and Kvamme. The Audit Committee met nine times during the fiscal year. The Board has adopted a written Audit Committee Charter that is attached as Appendix A to these proxy materials.

      The Board of Directors annually reviews the Nasdaq listing standards definition of independence for Audit Committee members and has determined that all members of Photon Dynamics’ Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards). The Board has determined that each of Ms. Carlitz and Mr. Wozniak qualifies as an “audit committee financial expert,” as defined in applicable SEC rules.

      Compensation and Employee Ownership Committee. The Compensation and Employee Ownership Committee of the Board of Directors reviews and approves the overall compensation strategy and policies for Photon Dynamics. The Compensation and Employee Ownership Committee reviews and approves corporate performance goals and objectives and determines the compensation of the Photon Dynamics’ executive officers; reviews and approves the compensation and other terms of employment of Photon Dynamics’ Chief Executive Officer; proposes the adoption, amendment and termination of stock option plans, stock appreciation rights plans, pension and profit sharing plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans, and other similar programs (“Compensation Plans”); grants rights, participation and interests in Compensation Plans to eligible participants; and reports to the Board of Directors from time to time, or whenever it shall be called upon to do so. Since October 2003, the Compensation and Employee Ownership Committee has been composed of three non-employee directors: Messrs. Kim, Kvamme and Brathwaite. All members of the Compensation and Employee Ownership Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Compensation and Employee Ownership Committee met three times during the fiscal year.

      Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee of the Board of Directors, in consultation with the Chief Executive Officer, has the primary responsibility for establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve as directors of Photon Dynamics. The Nominating and Corporate Governance Committee also has the primary responsibility for evaluating, reviewing and considering the recommendation for nomination of current directors for reelection to the Board of Directors as well as monitoring the size of the Board; has the power and authority to consider Board nominees and proposals submitted by Photon Dynamics’ shareholders and to establish any procedures to facilitate shareholder communication with the Board of Directors. The Nominating and Corporate Governance Committee also periodically reviews, discusses and assesses the performance of the Board of Directors and Board committees; annually recommends to the Board of Directors the chairmanship and membership of each Board committee; develops corporate governance principles and periodically reviews and assesses these principles and their application; oversees and reviews the processes and procedures used by Photon Dynamics to provide information to the Board of Directors and its committees; and periodically reviews the compensation paid to non-employee directors for their service on the Board and its committees, and recommends any changes to the full Board for its approval. Our Nominating and Corporate Governance Committee charter is attached as Appendix B to these proxy materials. From October 2003 to December 2003, the Nominating and Corporate Governance Committee was composed of Messrs. Kim and Spedden. From December 2003 to January 2005, the Nominating and Corporate Governance Committee was composed of three non-employee directors: Messrs. Kim, Kvamme and Brathwaite. In January 2005, the Nominating and Corporate Governance Committee was reconstituted to be composed of four non-employee directors: Ms. Carlitz and Messrs. Kim, Wozniak and Brathwaite. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Nominating and Corporate Governance Committee did not meet during fiscal 2004, as all decisions regarding director nominations were made by the Board of Directors as a whole.

      The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of Photon Dynamics, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of Photon Dynamics’ shareholders. However, the Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are evaluated by the Nominating and Corporate Governance Committee in the context of the current composition of the Board, the operating requirements of Photon Dynamics and the long-term interests of Photon Dynamics’ shareholders. In conducting this assessment, the Committee considers the criteria for director qualifications set by the Board of Directors, as well as diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Photon Dynamics to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to Photon Dynamics during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. To date, Photon Dynamics has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

      The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates based on whether the candidate was recommended by a shareholder or not. Shareholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 5970 Optical Court, San Jose, CA 95138-1400 not less than six months prior to any meeting at which directors are to be elected. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating shareholder is a beneficial or record owner of Photon Dynamics’ stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. To date, the Nominating and Corporate Governance Committee has not received a timely director nominee from a shareholder of Photon Dynamics.

Meetings of the Board of Directors

      The Board of Directors met eight times during the last fiscal year. All directors except Mr. Brathwaite attended at least 75% of the aggregate of the meetings of the Board and of the committees on which they served, held during the period for which they were a director or committee member, respectively. Mr. Brathwaite attended each of the meetings of the Board held during the fiscal year ended September 30, 2004; however, he was unable to attend two meetings of the Compensation and Employee Ownership Committee, which met only three times during the fiscal year ended September 30, 2004.

Shareholder Communications with the Board of Directors

      Photon Dynamics’ Board of Directors has adopted a formal process by which shareholders may communicate with the Board or any of its directors. Shareholders who wish to communicate with the Board or an individual director may send a written communication addressed as follows: Photon Dynamics Board Communication, 5970 Optical Court, San Jose, CA 95138-1400. Communications may also be sent by e-mail to the following address: board@photondynamics.com. Each communication sent must state the number of shares owned by the shareholder making the communication. Each communication will be reviewed by the Chief Financial Officer of Photon Dynamics who will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication is unduly frivolous, hostile, threatening or similarly inappropriate, in which case, the Chief Financial Officer will discard the communication.

Code of Business Conduct and Ethics

      Photon Dynamics has adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees, including its principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics is posted on our website at http://media.corporate-ir.net/mediaIfiles/irol/87/87702/corpgov/ CodeofEthics121803.pdf. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Business Conduct and Ethics by posting such information on our website, at the address and location specified above.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee of the Board in fiscal 2004 consisted of Messrs. Beck, Brathwaite and Kvamme. From October 2004 to January 2005, the Audit Committee consisted of Messrs. Brathwaite, Kim and Kvamme. In January 2005, the Audit Committee was reconstituted to be composed of Ms. Carlitz and Messrs. Wozniak and Kvamme. Under Rules 4200(a)(15) and 4350(d) of the Nasdaq listing standards, all current members of Photon Dynamics’ Audit Committee are independent. The Audit Committee is governed by a written Audit Committee Charter adopted by the Board of Directors. A copy of the Audit Committee Charter is attached hereto as Appendix A.

      The Audit Committee oversees Photon Dynamics’ financial reporting process on behalf of the Board. Management has primary responsibility for the financial statements and the reporting process including the systems of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Audit Committee is responsible for reviewing, approving and managing the engagement of Photon Dynamics’ independent registered public accounting firm, including the scope, extent and procedures of the annual audit and compensation to be paid therefor, and all other matters the Audit Committee deems appropriate, including the independent registered public accounting firm’s accountability to the Board and the Audit Committee. The Audit Committee reviewed with Photon Dynamics’ independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of Photon Dynamics’ accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent registered public accounting firm its independence from management and Photon Dynamics including the matters in the written disclosures received as required by the Independence Standards Board Standards No. 1 and matters required to be discussed by the Statement on Auditing Standards No. 61, and has considered the compatibility of non-audit services with the independence of Photon Dynamics’ independent registered public accounting firm.

      The Audit Committee discussed with Photon Dynamics’ independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of Photon Dynamics’ internal controls, and the overall quality of Photon Dynamics’ financial reporting.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2004 for filing with the Securities and Exchange Commission. The Audit Committee has also retained, subject to shareholder ratification described in Proposal 5, Ernst & Young LLP as Photon Dynamics’ independent registered public accounting firm for the fiscal year ending September 30, 2005.

AUDIT COMMITTEE

Terry H. Carlitz
E. Floyd Kvamme
Curtis S. Wozniak

      1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Photon Dynamics under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

PROPOSAL 2

APPROVAL OF THE PHOTON DYNAMICS, INC. 2005 EQUITY INCENTIVE PLAN

      On January 21, 2005, the Board adopted the Photon Dynamics, Inc. 2005 Equity Incentive Plan (the “2005 Incentive Plan”), subject to shareholder approval. The 2005 Incentive Plan is an amendment and restatement of Photon Dynamics’ 2001 Equity Incentive Plan (the “2001 Incentive Plan”). The 2001 Incentive Plan was adopted by the Board in January 2001 without shareholder approval. Options granted under the 2001 Incentive Plan prior to its amendment and restatement will continue to be subject to the terms and conditions as set forth in the agreements evidencing such options and the terms of the 2001 Incentive Plan. The key terms of the 2001 Incentive Plan are substantially similar to those of the 2005 Incentive Plan, except as noted otherwise. There are an aggregate of 1,450,000 shares of Common Stock reserved for issuance under the 2005 Incentive Plan, including 650,000 shares of Common Stock that were reserved for issuance under the 2001 Incentive Plan.

      During the last fiscal year, all employees of Photon Dynamics as a group were granted options under the 2001 Incentive Plan covering an aggregate of 52,000 shares. None of Photon Dynamics’ executive officers or directors were granted options under the 2001 Incentive Plan during the last fiscal year. At September 30, 2004, stock options (net of cancelled or expired options) covering an aggregate of 444,394 shares had been granted under the 2001 Incentive Plan and only 205,606 shares (plus any shares that might in the future be returned to the 2001 Incentive Plan as a result of the cancellation or expiration of one or more stock options) remained available for future grant under the 2001 Incentive Plan.

      Shareholders are requested in this Proposal 2 to approve the 2005 Incentive Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to approve the 2005 Incentive Plan. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

      The material features of the 2005 Incentive Plan are outlined below:

General

      The 2005 Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, stock purchase awards, stock bonus awards, stock appreciation rights, stock unit awards and other forms of equity compensation (collectively, “stock awards”), which may be granted to employees (including officers), non-employee directors, and consultants. The 2001 Incentive Plan provides for the grant of nonstatutory stock options, restricted stock bonus awards and rights to acquire restricted stock.

Purpose

      The Board adopted the 2005 Incentive Plan to secure and retain the services of employees (including officers), non-employee directors, and consultants eligible to receive stock awards, to provide incentives for such persons to exert maximum efforts for the success of Photon Dynamics and its affiliates, and to provide a means by which such persons may be given an opportunity to benefit from increases in value of our Common Stock through the granting of stock awards.

Share Reserve

      The aggregate number of shares of our Common Stock that may be issued pursuant to stock awards under the 2005 Incentive Plan is 1,450,000 shares, including 650,000 shares of Common Stock that were reserved for issuance under the 2001 Incentive Plan. The maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the 2005 Incentive Plan is equal to 3,000,000 shares.

      No person may be granted stock options or stock appreciation rights covering more than 1,000,000 shares of Common Stock under the 2005 Incentive Plan during any calendar year. Such limitation is designed to help assure that any deductions to which we would otherwise be entitled upon the exercise of a stock option or stock appreciation right or upon the subsequent sale of shares purchased under such an award, will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per covered executive officer imposed under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

      Under the 2001 Incentive Plan, the aggregate number of shares issued pursuant to awards granted to officers and directors may not exceed (i) 40% of the total number of shares reserved for issuance under the 2001 Incentive Plan, and (ii) 40% of the aggregate number of shares underlying awards granted to all persons under the 2001 Incentive Plan (except that in each case, awards granted to officers not previously employed by Photon Dynamics as an inducement essential to such individuals entering into employment relationships with Photon Dynamics are excluded from these calculations). If this Proposal 2 is approved by the shareholders, this limitation will no longer apply.

      The following types of shares issued under the 2005 Incentive Plan may again become available for the grant of new awards under the 2005 Incentive Plan: (i) stock that is forfeited to or repurchased by Photon Dynamics prior to becoming fully vested; (ii) shares withheld to satisfy income and employment withholding taxes; (iii) shares used to pay the exercise price of an option in a net exercise arrangement; and (iv) shares tendered to Photon Dynamics to pay the exercise price of an option. In addition, if a stock award granted under the 2005 Incentive Plan expires or otherwise terminates without being exercised in full, the shares of Common Stock not acquired pursuant to the award again become available for subsequent issuance under the 2005 Incentive Plan. Under the 2001 Incentive Plan, if a nonstatutory stock option expires or otherwise terminates without being exercised in full, the shares of Common Stock not acquired pursuant to the option again become available for subsequent issuance under the 2001 Incentive Plan. Shares issued under the 2005 Incentive Plan may be previously unissued shares or reacquired shares bought on the market or otherwise.

Administration

      The Board has delegated its authority to administer the 2005 Incentive Plan to the Compensation and Employee Ownership Committee. Subject to the terms of the 2005 Incentive Plan, the Board or an authorized committee, referred to as the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted, and the terms and conditions of the stock awards, including the period of their exercisability and vesting. Subject to the limitations set forth below, the plan administrator will also determine the exercise price of options granted, the purchase price of stock purchase awards, and the strike price of stock appreciation rights. The plan administrator has the authority to accelerate the vesting and exercisability of stock awards.

Stock Options

      Incentive and nonstatutory stock options are granted pursuant to incentive and nonstatutory stock option agreements. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2005 Incentive Plan and applicable law, provided that the exercise price of an incentive or nonstatutory stock option cannot be less than 100% of the fair market value of our Common Stock on the date of grant. Options granted under the 2005 Incentive Plan vest at the rate specified by the plan administrator.

      Generally, the plan administrator determines the term of stock options granted under the 2005 Incentive Plan, up to a maximum of ten years (except in the case of certain incentive stock options, as described below). Under the 2005 Incentive Plan, unless the terms of an optionee’s stock option agreement provide otherwise, if an optionee’s relationship with Photon Dynamics, or any of its affiliates, ceases for any reason other than disability, death, or for cause, the optionee may exercise any vested options for a period of three months following the cessation of service (90 days under the 2001 Incentive Plan, provided, however, that the 2001 Incentive Plan does not provide an exception for terminations for cause). If an optionee’s service relationship with Photon Dynamics, or any of its affiliates, ceases due to disability or death (or an optionee dies within a certain period following cessation of service), the optionee or a beneficiary may exercise any vested options for a period of 12 months in the event of disability, and 18 months in the event of death (one year under the 2001 Incentive Plan). Under the 2005 Incentive Plan, if an optionee’s service relationship with Photon Dynamics, or any of its affiliates, is terminated for cause, the option will terminate immediately upon the optionee’s termination date (the 2001 Incentive Plan does not contain such provision). In no event, however, may an option be exercised beyond the expiration of its term.

      Under the 2005 Incentive Plan, acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (i) cash or check, (ii) a broker-assisted cashless exercise, (iii) the tender of Common Stock previously owned by the optionee, (iv) a net exercise of the option, and (v) other legal consideration approved by the plan administrator. Under the 2001 Incentive Plan, payment of the exercise price may be made in cash or by check at the time the option is exercised, or at the discretion of the Board, (i) by delivery of other Common Stock, (ii) pursuant to a deferred payment or other similar arrangement or (iii) in any other form of legal consideration acceptable to the Board.

      Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionee may designate a beneficiary, however, who may exercise the option following the optionee’s death.

      Tax Limitations on Incentive Stock Option Grants. Incentive stock options may be granted only to our employees. The aggregate fair market value, determined at the time of grant, of shares of our Common Stock with respect to incentive stock options that are exercisable for the first time by an optionee during any calendar year under all of our stock plans may not exceed $100,000. No incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (ii) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Purchase Awards

      Stock purchase awards are granted pursuant to stock purchase award agreements. The purchase price for stock purchase awards will not be less than the par value of our Common Stock. Under the 2005 Incentive Plan, acceptable consideration for the purchase price for a stock purchase award will be determined by the plan administrator and may include (i) cash or check, or (ii) any other form of legal consideration. Under the 2001 Incentive Plan, payment may also be made, at the discretion of the Board, pursuant to a deferred payment or other similar arrangement. Shares of Common Stock acquired under a stock purchase award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule to be determined by the plan administrator. Rights to acquire shares under a stock purchase award may be transferred only upon such terms and conditions as set by the plan administrator.

Stock Bonus Awards

      Stock bonus awards are granted pursuant to stock bonus award agreements. Under the 2005 Incentive Plan, a stock bonus award may be granted in consideration for the recipient’s past services performed for Photon Dynamics or its affiliates or in any other form of legal consideration. Under the 2001 Incentive Plan, a stock bonus award may be granted in consideration for the recipient’s past services only. Under the 2005 Incentive Plan, shares of Common Stock acquired under a stock bonus award may, but need not, be subject to forfeiture to Photon Dynamics in accordance with a vesting schedule to be determined by the plan administrator. Under the 2001 Incentive Plan, in the event a participant’s service is terminated, Photon Dynamics automatically will reacquire any unvested shares. Rights to acquire shares under a stock bonus award may be transferred only upon such terms and conditions as set by the plan administrator.

Stock Unit Awards

      Stock unit awards are granted pursuant to stock unit award agreements. Payment of any purchase price may be made in any form permitted under applicable law; however, we will settle a payment due to a recipient of a stock unit award by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a stock unit award. Except as otherwise provided in the applicable award agreement, stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Stock Appreciation Rights

      Stock appreciation rights are granted pursuant to stock appreciation rights agreements. The plan administrator determines the strike price for a stock appreciation right. Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (i) the excess of the per share fair market value of our Common Stock on the date of exercise over the strike price, multiplied by (ii) the number of shares of Common Stock with respect to which the stock appreciation right is exercised. A stock appreciation right granted under the 2005 Incentive Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

      The plan administrator determines the term of stock appreciation rights granted under the 2005 Incentive Plan. If a participant’s service relationship with Photon Dynamics, or any of its affiliates, ceases, then the participant, or the participant’s beneficiary, may exercise any vested stock appreciation right for three months (or such longer or shorter period specified in the stock appreciation right agreement) after the date such service relationship ends. In no event, however, may an option be exercised beyond the expiration of its term.

Other Stock Awards

      The plan administrator may grant other awards based in whole or in part by reference to our Common Stock. The plan administrator will set the number of shares under the award, the purchase price, if any, the timing of exercise and vesting and any repurchase rights associated with such awards.

Changes to Capital Structure

      In the event that there is a specified type of change in our capital structure, such as a stock split, appropriate adjustments will be made to (i) the number of shares reserved under the 2005 Incentive Plan, (ii) the maximum number of shares that may be granted pursuant to incentive stock options, (iii) the maximum number of stock options and stock appreciation rights that can be granted in a calendar year, and (iv) the number of shares and exercise price or strike price, if applicable, of all outstanding stock awards.

Corporate Transactions

      In the event of certain corporate transactions, as defined in the 2005 Incentive Plan, all outstanding stock awards under the 2005 Incentive Plan may be assumed, continued or substituted for by any surviving or acquiring entity. If the surviving or acquiring entity elects not to assume, continue or substitute for such stock awards, then (i) with respect to any such stock awards that are held by individuals whose service with Photon Dynamics or its affiliates has not terminated prior to the effective date of the corporate transaction, the vesting and exercisability provisions of such stock awards will be accelerated in full and such awards will be terminated if not exercised prior to the effective date of the corporate transaction, and (ii) all other outstanding stock awards will terminate if not exercised prior to the effective date of the corporate transaction, unless otherwise provided in a participant’s applicable award agreement.

Changes in Control

      The Board has the discretion to provide that a stock award under the 2005 Incentive Plan will immediately vest and become exercisable as to all or any portion of the shares subject to the stock award upon or after the occurrence of certain specified change in control transactions, as defined in the 2005 Incentive Plan. Stock awards held by participants under the 2005 Incentive Plan will not vest on such an accelerated basis unless specifically provided by the participant’s applicable award agreement. The 2001 Incentive Plan does not contain any such provisions regarding specified change in control transactions.

Duration, Amendment and Termination

      The Board may suspend or terminate the 2005 Incentive Plan at any time; provided, however, that such suspension or termination may not impair the rights and obligations of stock awards granted prior to such suspension or termination without the written consent of the participant. Unless sooner terminated, the 2005 Incentive Plan will terminate on January 20, 2015.

      The Board may also amend the 2005 Incentive Plan or stock awards granted under the 2005 Incentive Plan at any time; provided, however, that the amendment of a stock award may not impair the rights of the participant without the written consent of the participant. In addition, no amendment of the 2005 Incentive Plan will be effective unless approved by our shareholders to the extent such approval is necessary to satisfy applicable law. The Board may submit any other amendments to the 2005 Incentive Plan for shareholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

Federal Income Tax Information

      The following is a summary of the principal United States federal income taxation consequences to participants and Photon Dynamics with respect to participation in the 2005 Incentive Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

      Incentive Stock Options. Incentive stock options granted under the 2005 Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the participant or Photon Dynamics by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.

      If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, Photon Dynamics will not be entitled to any income tax deduction.

      Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

      To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally Photon Dynamics will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

      Nonstatutory Stock Options. No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, Photon Dynamics will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

      However, if the shares acquired upon exercise of the nonstatutory stock option are unvested and subject to repurchase by Photon Dynamics in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of exercise, but will have to report as ordinary income, as and when Photon Dynamics’ repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses, over (ii) the exercise price paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date, over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses.

      Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

      Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right. Upon exercise of the stock appreciation right, the fair market value of the shares (or cash in lieu of shares) received is recognized as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, Photon Dynamics is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a reporting obligation, Photon Dynamics will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant.

      Stock Purchase Awards and Stock Bonus Awards. Upon receipt of a stock purchase or stock bonus award, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the shares on the date of issuance over the purchase price, if any, paid for those shares. Photon Dynamics will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

      However, if the shares issued upon the grant of a stock purchase or stock bonus award are unvested and subject to repurchase by Photon Dynamics in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when Photon Dynamics’ repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses, over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the excess of (x) the fair market value of the shares on the date of issuance, over (y) the purchase price, if any, paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses.

      Upon disposition of the stock acquired upon the receipt of a stock purchase or stock bonus award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

      Stock Unit Awards. No taxable income is recognized upon receipt of a stock unit award. The participant will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. The participant and Photon Dynamics will be required to satisfy certain tax withholding requirements applicable to such income. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, Photon Dynamics will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

      Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from Photon Dynamics, may cause this limitation to be exceeded in any particular year.

      Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m) of the Code, compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if such awards are granted by a compensation committee comprised solely of “outside directors” and the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise or strike price of the award is no less than the fair market value of the stock on the date of grant.

      Compensation attributable to stock options or stock appreciation rights with exercise or strike prices less than fair market value on the date of grant, stock purchase awards, stock bonus awards, and stock unit awards will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied, and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

Equity Compensation Plan Information

      The following table provides certain information with respect to all of Photon Dynamics’ equity compensation plans in effect as of the end of the fiscal year.

			Number of Securities
	Number of Securities		Remaining Available for
	to be Issued upon	Weighted-Average	Issuance Under Equity
	Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
	Warrants and Rights	Warrants and Rights	Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	1,384,261	$27.95	1,485,720	(1)
Equity compensation plans not approved by security holders	247,948	$26.48	205,606
Total	1,632,209	$27.73	1,691,326	(1)

(1)	Of these shares, 846,868 shares remained available for the grant of future rights under Photon Dynamics’ 1995 Employee Stock Purchase Plan as of the end of the fiscal year. Photon Dynamics’ 1995 Employee Stock Purchase Plan will terminate according to its terms in September 2005. For more information, please refer to Proposal 3 below.

      The following equity compensation plans of Photon Dynamics that were in effect as of September 30, 2004 were adopted without the approval of Photon Dynamics’ security holders:

•	CR Technology, Inc. 1991 Stock Option Plan

•	Image Processing Systems Inc. Share Incentive Plan

•	2001 Incentive Plan

      The material features of our equity compensation plans adopted without the approval of the our security holders are described below:

CR Technology, Inc. 1991 Stock Option Plan

      Photon Dynamics assumed the CR Technology, Inc. 1991 Stock Option Plan, or the CRT 1991 Plan, in connection with Photon Dynamics’ acquisition of CR Technology in November 1999. Options are no longer granted under the CRT 1991 Plan and any outstanding options that were granted under the CRT 1991 Plan are exercisable for shares of Photon Dynamics’ Common Stock. The CRT 1991 Plan has not been approved by Photon Dynamics’ shareholders. As of September 30, 2004, there were outstanding options to purchase 625 shares of Photon Dynamics’ Common Stock under the CRT 1991 Plan, with a weighted average exercise price of $16.88. All of these outstanding options were granted prior to Photon Dynamics’ acquisition of CR Technology. Previously granted but unexercised options are subject to adjustment for any future stock dividends, splits, combinations, or other changes in capitalization as described in the CRT 1991 Plan.

      Terms of Options. Under the CRT 1991 Plan, the exercise price of incentive stock options may not be less than the fair market value of the stock into which the option is exercisable at the time of grant, and, in the case of nonqualified stock options, may not be less than 85% of the fair market value of the stock into which the option is exercisable at the time of grant. At the time the outstanding options under the CRT 1991 Plan were granted, the options were exercisable for shares of common stock of CR Technology. Following Photon Dynamics’ acquisition of CR Technology, these options became exercisable for shares of Photon Dynamics’ Common Stock. The number of shares for which these options were exercisable and their exercise prices were adjusted in accordance with the Agreement and Plan of Merger and Reorganization under which Photon Dynamics acquired CR Technology. Payment of the exercise price may be made in cash at the time the option is exercised or by delivery of other Common Stock of Photon Dynamics, or, at the discretion of the Board, pursuant to a deferred payment arrangement. Outstanding options granted under the CRT 1991 Plan were generally made subject to vesting over time.

      Effect of Certain Corporate Events. The CRT 1991 Plan requires that, in the event of specified types of mergers or other corporate reorganizations affecting Photon Dynamics, unless any surviving corporation either assumes stock awards outstanding under the CRT 1991 Plan or substitutes similar stock awards for those outstanding under this plan, the outstanding stock awards will be accelerated so that they are fully vested.

Image Processing Systems Inc. Share Incentive Plan

      Photon Dynamics assumed the Image Processing Systems Inc. Share Incentive Plan, or the IPS Plan, in connection with Photon Dynamics’ acquisition of Image Processing Systems Inc. in December 2000. Options are no longer granted under the IPS Plan and any outstanding options that were granted under the IPS Plan are exercisable for shares of Photon Dynamics’ Common Stock. The IPS Plan has not been approved by Photon Dynamics’ shareholders. As of September 30, 2004, there were outstanding options to purchase 5,398 shares of Photon Dynamics’ Common Stock, with a weighted average exercise price of $16.23 under the IPS Plan. All of these outstanding options were granted prior to Photon Dynamics’ acquisition of Image Processing Systems. Previously granted but unexercised options are subject to adjustment for any future stock dividends, splits, combinations, or other changes in capitalization as described in the IPS Plan and the Acquisition Agreement for Plan of Arrangement under which Photon Dynamics acquired Image Processing Systems.

      Terms of Options. Under the IPS Plan, the exercise price of options may not be less than the fair market value of the stock into which the option is exercisable at the time of grant. At the time the outstanding options under the IPS Plan were granted, the options were exercisable for common shares of Image Processing Systems. Following Photon Dynamics’ acquisition of Image Processing Systems, these options became exercisable for shares of Photon Dynamics’ Common Stock. The number of shares for which these options were exercisable and their exercise prices were adjusted in accordance with the Acquisition Agreement for Plan of Arrangement under which Photon Dynamics acquired Image Processing Systems. Payment of the exercise price may be made in cash or by certified check at the time the option is exercised. Outstanding options granted under the IPS Plan were generally made subject to vesting over time.

      Effect of Certain Corporate Events. The IPS Plan requires that, in the event of a merger or other corporate reorganization affecting Photon Dynamics, the holder of an option will, upon exercise of the option, be entitled to receive the securities, cash or property the optionee would have been entitled to receive if the optionee had exercised the option immediately prior such merger or reorganization. In the event of a take-over bid, the Board may, by resolution, permit all outstanding options to become immediately exercisable.

2001 Incentive Plan

      The 2001 Incentive Plan was adopted by the Board in January 2001 without shareholder approval. As described above, the 2005 Incentive Plan was adopted by the Board in January 2005 as an amendment and restatement of the 2001 Incentive Plan, subject to shareholder approval. The material features of the 2005 Incentive Plan are substantially similar to the 2001 Incentive Plan, except as noted above.

PROPOSAL 3

APPROVAL OF THE PHOTON DYNAMICS, INC. 2005 EMPLOYEE STOCK PURCHASE PLAN

      On January 21, 2005, the Board adopted the Photon Dynamics, Inc. 2005 Employee Stock Purchase Plan (the “2005 Purchase Plan”), subject to shareholder approval. There are 1,000,000 shares of Common Stock reserved for issuance under the 2005 Purchase Plan.

      The Board adopted the 2005 Purchase Plan in connection with the upcoming termination of Photon Dynamics’ 1995 Employee Stock Purchase Plan (the “Current Purchase Plan”), which will terminate according to its terms in September 2005. During the last fiscal year, shares of Common Stock were purchased in the amounts and at the weighted average prices per share under the Current Purchase Plan as follows: Steve Song, 1,430 shares ($11.32); Bruce P. Delmore, 883 shares ($11.32); all current executive officers as a group, 1,430 shares ($11.32); and all employees (excluding executive officers) as a group, 82,472 shares ($12.64).

      Shareholders are requested in this Proposal to approve the 2005 Purchase Plan. Assuming shareholder approval of this Proposal, eligible employees will continue their participation in the Current Purchase Plan until the Board approves the initial offering of rights to purchase stock under the 2005 Purchase Plan, which will occur prior to the termination of the Current Purchase Plan in September 2005. After such time, no further rights to purchase stock under the Current Purchase Plan will be granted. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to approve the 2005 Purchase Plan. For purposes of this vote abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3.

      The essential features of the 2005 Purchase Plan are outlined below:

Purpose

      The purpose of the 2005 Purchase Plan is to provide a means by which employees of Photon Dynamics and its designated affiliates may be given an opportunity to purchase Common Stock, to assist Photon Dynamics in retaining the services of its employees and to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of Photon Dynamics and its affiliates. The 2005 Purchase Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

Share Reserve

      The 2005 Purchase Plan authorizes the issuance of 1,000,000 shares of our Common Stock pursuant to purchase rights granted to our employees or to employees of any of our designated affiliates. If any purchase right granted under the 2005 Purchase Plan terminates without having been exercised, the shares of Common Stock not purchased under such right will again become available for issuance under the 2005 Purchase Plan. As of the date hereof, no shares of Common Stock have been purchased under the 2005 Purchase Plan.

Administration

      The Board has delegated its authority to administer the 2005 Purchase Plan to the Compensation and Employee Ownership Committee. The 2005 Purchase Plan is implemented through a series of offerings of purchase rights to eligible employees. Under the 2005 Purchase Plan, we may specify offerings with a duration of not more than 27 months, and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which shares of Common Stock will be purchased for employees participating in the offering. An offering may be terminated under certain circumstances, including following a determination that the accounting consequence of operating the 2005 Purchase Plan is not in our best interest.

Eligibility and Participation

      Generally, all regular employees, including executive officers, employed by Photon Dynamics or by any of its designated affiliates may participate in the 2005 Purchase Plan and may contribute, through payroll deductions, up to 20% of their earnings for the purchase of Common Stock under the 2005 Purchase Plan.

Purchase Price

      Common Stock will be purchased for accounts of employees participating in the 2005 Purchase Plan at a price per share equal to the lower of (i) 85% of the fair market value of a share of our Common Stock on the first date of an offering, or (ii) 85% of the fair market value of a share of our Common Stock on the date of purchase.

Limitations

      Employees may have to satisfy one or more of the following service requirements before participating in the 2005 Purchase Plan, as determined by the Board: (i) customarily employed for more than 20 hours per week, (ii) customarily employed for more than five months per calendar year, or (iii) continuous employment with Photon Dynamics or one of our affiliates for a period of time not to exceed two years. No employee may purchase shares under the 2005 Purchase Plan at a rate in excess of $25,000 worth of our Common Stock valued based on the fair market value per share of our Common Stock at the beginning of an offering for each year such a purchase right is outstanding. No employee will be eligible for the grant of any purchase rights under the 2005 Purchase Plan if immediately after such rights are granted, such employee has voting power over 5% or more of our outstanding capital stock measured by vote or value.

Transferability

      Rights granted under the 2005 Purchase Plan are nontransferable except by will or the laws of descent and distribution and may be exercised only by the person to whom such rights are granted.

Changes to Capital Structure

      In the event that there is a specified type of change in our capital structure, such as a stock split, appropriate adjustments will be made to (i) the number of shares reserved under the 2005 Purchase Plan, and (ii) the number of shares and purchase price of all outstanding purchase rights.

Corporate Transactions

      In the event of certain corporate transactions, as defined in the 2005 Purchase Plan, any outstanding rights to purchase Common Stock under the 2005 Purchase Plan will be assumed, continued or substituted for by any surviving or acquiring entity. If the surviving or acquiring entity elects not to assume, continue or substitute for such purchase rights, then the participants’ accumulated contributions will be used to purchase shares of our Common Stock within five business days prior to such corporate transaction, and such purchase rights will terminate immediately thereafter.

Duration, Amendment and Termination

      The Board may suspend, terminate or amend the 2005 Purchase Plan at any time. However, no suspension, termination or amendment may impair the rights and obligations under any purchase rights granted prior to such suspension, termination or amendment, except (i) as expressly provided in the 2005 Purchase Plan or with the consent of the person to whom such purchase rights were granted, (ii) as necessary to comply with any laws, regulations, or listing requirements, (iii) as necessary to ensure that the 2005 Purchase Plan and/or purchase rights comply with the requirements of Section 423 of the Code, or (iv) if the accounting treatment of purchases under the 2005 Purchase Plan will change or has changed in a manner that Photon Dynamics determines is detrimental to its best interests. Regardless of whether any participant’s purchase rights may be considered to have been “adversely affected,” however, the Board (or the committee) shall be entitled to change the offering periods, limit the frequency and/or number of changes in the amount withheld during offering periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s earnings, and establish such other limitations or procedures as the Board (or the committee) determines advisable that are consistent with the 2005 Purchase Plan. No amendment of the 2005 Purchase Plan will be effective unless approved by our shareholders to the extent such approval is necessary to satisfy applicable law, except as to amendments solely to benefit the administration of the 2005 Purchase Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for participants, Photon Dynamics or any designated affiliate.

      Unless sooner terminated, the 2005 Purchase Plan will terminate at the time that all of the shares of Common Stock reserved for issuance under the 2005 Purchase Plan, as increased or adjusted from time to time, have been issued under the terms of the 2005 Purchase Plan.

Federal Income Tax Information

      The following is a summary of the principal United States federal income taxation consequences to participants and Photon Dynamics with respect to participation in the 2005 Purchase Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

      Participation in the 2005 Purchase Plan is intended to qualify for the favorable federal tax treatment accorded “employee stock purchase plans” under Section 423 of the Code. Under these provisions, a participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired and the method of taxation will depend upon the holding period of the purchased shares.

      If the stock is disposed of more than two years after the beginning of the offering period and more than one year after the stock is transferred to the participant, the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period). Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

      If the stock is sold or disposed of before the expiration of either of the holding periods described above, the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, this amount is attributed to the participant as ordinary income, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date.

      Any capital gain or loss recognized by a participant upon the disposition of stock acquired under the Purchase Plan will be long-term or short-term, depending on how long the stock is held.

      There are no federal income tax consequences to Photon Dynamics by reason of the grant or exercise of rights under the Purchase Plan. Photon Dynamics is entitled to a deduction to the extent such amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of 162(m) of the Code and the satisfaction of a tax reporting obligation).

PROPOSAL 4

APPROVAL OF THE PHOTON DYNAMICS, INC. 2005

NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

      On January 21, 2005, the Board adopted the Photon Dynamics, Inc. 2005 Non-Employee Directors’ Stock Option Plan (“Directors’ Plan”), subject to shareholder approval. There are 400,000 shares of Common Stock reserved for issuance under the Directors’ Plan.

      The Board adopted the Directors’ Plan in connection with the upcoming termination of Photon Dynamics’ Amended and Restated 1995 Stock Option Plan (the “1995 Option Plan”), which will terminate according to its terms in September 2005. Under the 1995 Option Plan, each of Photon Dynamics’ non-employee directors is entitled to receive an option to purchase 20,000 shares of our Common Stock upon his or her initial election or appointment to Photon Dynamics’ Board. In addition, immediately following each annual meeting of Photon Dynamics’ shareholders, each non-employee director is automatically granted an option to purchase an additional 7,500 shares of our Common Stock under the 1995 Option Plan, provided such non-employee director has provided services to Photon Dynamics for at least one year. During the last fiscal year, options (net of canceled or expired options) covering an aggregate of 64,500 shares of Common Stock had been granted under the 1995 Option Plan to Photon Dynamics’ non-employee directors.

      Shareholders are requested in this Proposal to approve the Directors’ Plan. Assuming shareholder approval of this Proposal, all automatic grants after the termination of the 1995 Option Plan in September 2005 will be made to non-employee directors pursuant to the Directors’ Plan. No automatic grants of stock options will be made under the Directors’ Plan until the 1995 Option Plan terminates in September 2005. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to approve the Directors’ Plan. For purposes of this vote abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 4.

      The essential features of the Directors’ Plan are outlined below:

General

      The Directors’ Plan provides for the automatic grant of nonstatutory stock options to purchase shares of Common Stock to our non-employee directors. Directors who are consultants to Photon Dynamics but not employees are “non-employee directors” and participate in the Directors’ Plan.

Purpose

      The Board adopted the Directors’ Plan to retain the services of its non-employee directors, to secure and retain the services of new non-employee directors, and to provide incentives for such persons to exert maximum efforts for the success of Photon Dynamics and its affiliates.

Share Reserve

      The aggregate number of shares of our Common Stock that may be issued pursuant to options granted under the Directors’ Plan is 400,000 shares. If any option expires or terminates for any reason, in whole or in part, without having been exercised in full, or if any shares are issued pursuant to an option are forfeited to or repurchased by Photon Dynamics, the shares of Common Stock not acquired under such option, or forfeited to or repurchased by Photon Dynamics, will become available for future issuance under the Directors’ Plan.

      The following types of shares issued under the Directors’ Plan may again become available for the grant of new options: (i) any shares withheld to satisfy withholding taxes, (ii) any shares used to pay the exercise price of an option in a net exercise arrangement, and (iii) shares tendered to Photon Dynamics to pay the exercise price of an option. Shares issued under the Directors’ Plan may be previously unissued shares or reacquired shares bought on the market or otherwise. As of the date hereof, no shares of Common Stock have been issued under the Directors’ Plan.

Administration

      The Board will administer the Directors’ Plan. The Board may not delegate administration of the Directors’ Plan to a Board committee. The Board determines the provisions of each option to the extent not specified in the Directors’ Plan.

Stock Options

      The exercise price of options granted under the Directors’ Plan will be equal to the fair market value of our Common Stock on the date of grant.

      No option granted under the Directors’ Plan may be exercised after the expiration of ten years from the date it was granted. If an optionee’s service relationship with Photon Dynamics, or any of its affiliates, whether as a non-employee director or subsequently as an employee, director or consultant of Photon Dynamics or an affiliate, ceases for any reason other than disability, death, for cause, or following a change in control, the optionee may exercise any vested options for a period of three months following the cessation of service. If an optionee’s service relationship with Photon Dynamics, or any of its affiliates, ceases due to disability or death (or an optionee dies within a certain period following cessation of service), the optionee or a beneficiary may exercise any vested options for a period of 12 months in the event of disability, and 18 months in the event of death. If an optionee’s service relationship with Photon Dynamics, or any of its affiliates, is terminated for cause, the option will terminate immediately upon the optionee’s termination date. If an optionee’s service relationship with Photon Dynamics, or any of its affiliates terminates as of or within 12 months following a specified change in control transaction, the optionee may exercise vested options for a period of 12 months following the optionee’s termination of service. In no event, however, may an option be exercised beyond the expiration of its term.

      The exercise price of an option may be paid in any combination of the following: (i) cash or check, (ii) pursuant to a broker-assisted cashless exercise, or (iii) by tender of other Common Stock previously owned by the optionee.

      Options granted under the Directors’ Plan are generally not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order.

Automatic Grants

      Pursuant to the terms of the Directors’ Plan, any individual who, after the Directors’ Plan is approved by our shareholders and after the 1995 Option Plan terminates, first becomes a non-employee director, automatically will be granted an option to purchase 20,000 shares of our Common Stock. The shares subject to each initial grant vest in a series of four (4) successive equal annual installments measured from the date of grant, so that each initial grant will be fully vested four (4) years after the date of grant. Any individual who is serving as a non-employee director on the date of an Annual Meeting of our shareholders, commencing with the 2006 Annual Meeting of Shareholders, automatically will be granted an option to purchase 15,000 shares of our Common Stock on such date; provided, however, that if the individual has not been serving as a non-employee director for the entire period since the preceding annual meeting, the number of shares subject to such individual’s annual grant will be reduced pro rata for each full quarter prior to the date of grant during which such individual did not serve as a non-employee director. The shares subject to each annual grant vest in a series of twelve (12) successive equal monthly installments measured from the date of grant, so that each annual grant will be fully vested one (1) year after the date of grant.

Changes to Capital Structure

      In the event that there is a specified type of change in our capital structure, such as a stock split, appropriate adjustments will be made to (i) the number of shares reserved under the Directors’ Plan, (ii) the number of shares to be issued pursuant to initial and annual grants, and (iii) the number of shares and exercise price of all outstanding nonstatutory stock options.

Corporate Transactions

      In the event of certain corporate transactions, as defined in the Directors’ Plan, all outstanding options under the Directors’ Plan may be assumed, continued or substituted for by any surviving or acquiring entity (or its parent company). If the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such options, then (i) with respect to any such options that are held by optionees then performing services for Photon Dynamics or its affiliates, the vesting and exercisability of such options will be accelerated in full and such options will be terminated if not exercised prior to the effective date of the corporate transaction, and (ii) all other outstanding options will terminate if not exercised prior to the effective date of the corporate transaction.

Changes in Control

      If a specified change in control transaction occurs, as defined in the Directors’ Plan, and an optionee’s service relationship with Photon Dynamics has not terminated immediately prior to the effective time of the transaction, then the vesting and exercisability of the optionee’s options will be accelerated in full immediately prior to (and contingent upon) the effectiveness of the transaction. If an optionee is required to resign his or her position as a non-employee director as a condition of the transaction, the vesting and exercisability of the optionee’s options will be accelerated in full immediately prior to the effectiveness of such resignation, contingent upon the effectiveness of the transaction.

Duration, Amendment and Termination

      The Board may suspend or terminate the Directors’ Plan at any time; provided, however, that such suspension or termination may not impair the rights and obligations under any options granted prior to such suspension or termination without the written consent of the optionee.

      The Board may also amend the Directors’ Plan or options granted under the Directors’ Plan at any time; provided, however, that the amendment of an option may not impair the rights of the optionee without the written consent of the optionee. In addition, no amendment of the Directors’ Plan will be effective unless approved by our shareholders to the extent such approval is necessary to satisfy applicable law. The Board may submit any other amendments to the Directors’ Plan for shareholder approval.

Federal Income Tax Information

      The following is a summary of the principal United States federal income taxation consequences to participants and Photon Dynamics with respect to participation in the Directors’ Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

      Nonstatutory Stock Options. No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, Photon Dynamics will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

      However, if the shares acquired upon exercise of the nonstatutory stock option are unvested and subject to repurchase by Photon Dynamics in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of exercise, but will have to report as ordinary income, as and when the Photon Dynamics’ repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses, over (ii) the exercise price paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date, over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the repurchase right lapses.

      Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

New Plan Benefits

      The following table presents certain information with respect to options to be granted under the Directors’ Plan to Photon Dynamics’ non-employee directors as a group, assuming shareholder approval of the Directors’ Plan:

NEW PLAN BENEFITS

Photon Dynamics, Inc. 2005 Non-Employee Directors’ Stock Option Plan

Number of Shares
Underlying
Name and Position	Options to be Granted

All Non-Employee Directors as a Group	400,000

PROPOSAL 5

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Audit Committee of the Board of Directors has selected Ernst & Young LLP as Photon Dynamics’ independent registered public accounting firm for the fiscal year ending September 30, 2005, and has further directed that management submit the selection of Photon Dynamics’ independent registered public accounting firm for ratification by the shareholders at the Annual Meeting. Ernst & Young LLP has audited Photon Dynamics’ financial statements since the fiscal year ended September 30, 1994. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

      Neither Photon Dynamics’ Bylaws nor other governing documents or law require shareholder ratification of the selection of Ernst & Young LLP as Photon Dynamics’ independent registered public accounting firm. However, the Board of Directors, on behalf of the Audit Committee, is submitting the selection of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of Photon Dynamics and its shareholders.

      The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the annual meeting will be required to ratify the selection of Ernst & Young LLP. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

Principal Accountant Fees

      The following is a summary of the aggregate fees billed to Photon Dynamics by Ernst & Young LLP for professional services rendered for the fiscal years ended September 30, 2003 and 2004.

Fee Category	Fiscal 2003 Fees	Fiscal 2004 Fees

Audit Fees	$560,000	$529,000
Audit-Related Fees	41,000	8,000
Tax Fees	15,000	32,000
All Other Fees	3,000	1,000

Total Fees	$619,000	$570,000

      Audit Fees. Consists of fees billed for professional services rendered for the audit of Photon Dynamics’ consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

      Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Photon Dynamics’ consolidated financial statements and are not reported under “Audit Fees.” During fiscal 2003, these services included consultations primarily relating to revenue recognition and the implementation of Section 404 of the Sarbanes-Oxley Act of 2002. During fiscal 2004, these services included consultations relating to the implementation of Section 404 of the Sarbanes-Oxley Act of 2002.

      Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. During fiscal 2003, these services included consultations related to Photon Dynamics’ international operations. During fiscal 2004, these services included consultations related to Photon Dynamics’ international operations, a Section 382 Study, the preparation of certain foreign tax returns and tax advice in preparing for and in connection therewith.

      All Other Fees. Consists of fees for products and services other than the services described above. During fiscal 2003 and fiscal 2004, these fees related to a subscription to Ernst & Young’s online accounting and auditing research tool.

      All fees described above were either approved in advance by the Audit Committee or approved in advance in accordance with the policy and procedures adopted by our Audit Committee for the pre-approval of audit and permissible non-audit services provided by our independent registered public accounting firm.

Pre-Approval of Audit and Non-Audit Services

      Our Audit Committee has adopted a policy and procedures for the pre-approval of audit and permissible non-audit services provided by our independent registered public accounting firm, Ernst & Young LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of our independent registered public accounting firm or on an individual explicit case-by-case basis before our independent registered public accounting firm is engaged to provide each service. For fiscal 2003 and fiscal 2004, our Audit Committee engaged our independent registered public accounting firm to render the audit and non-audit services listed above in advance of rendering those services rather than pursuant to the pre-approval policy, with the exception of the fees related to a subscription to Ernst & Young’s online accounting and auditing research tool which were pre-approved by the Chair of our Audit Committee pursuant to the pre-approval policy then in effect. Pursuant to the pre-approval policy then in effect, our Audit Committee delegated specific pre-approval authority to the Chair of the Audit Committee, provided that any services pre-approved by the Chair of our Audit Committee did not exceed $5,000 and the Chair of the Audit Committee reported any pre-approval decisions to the Audit Committee at its next scheduled meeting.

      The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.

ON BEHALF OF THE AUDIT COMMITTEE, THE BOARD OF DIRECTORS

RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 5.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the ownership of Photon Dynamics’ Common Stock as of December 31, 2004 (except as noted) by: (i) each nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of Photon Dynamics as a group; and (iv) all those known by Photon Dynamics to be beneficial owners of more than five percent of its Common Stock.

	Beneficial Ownership(1)

Beneficial Owner	Number of Shares	Percent of Total

Entities affiliated with J. & W. Seligman & Co. Incorporated(2)	2,657,857	15.74%
100 Park Avenue New York, New York 10017
Systematic Financial Management, LP(3)	1,204,104	7.13%
300 Frank W. Burr Blvd. Glenpointe East, 7th Floor Teaneck, NJ 07666
Westcap Investors LLC(4)	1,126,447	6.67%
11111 Santa Monica Blvd. Suite 820 Los Angeles, CA 90025
Jeffrey A. Hawthorne(5)	129,120	*
Elwood H. Spedden(5)(6)	16,375	*
Richard Okumoto(5)	37,800	*
Steve Song(5)	43,893	*
Mark Merrill(5)	12,799	*
Bruce P. Delmore(7)	5,156	*
Malcolm J. Thompson(5)	47,000	*
E. Floyd Kvamme(5)	50,970	*
Michael J. Kim(5)	27,500	*

	Beneficial Ownership(1)

Beneficial Owner	Number of Shares	Percent of Total

Nicholas E. Brathwaite(5)	12,500	*
Terry H. Carlitz(8)	—	*
Curtis S. Wozniak(9)	—	*
All executive officers and directors as a group (10 persons)(10)	361,582	2.10%

*	Less than one percent.

(1)	This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13G and Forms 13F filed with the Securities and Exchange Commission (the “SEC”). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, Photon Dynamics believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 16,889,255 shares of Photon Dynamics’ Common Stock outstanding on December 31, 2004, adjusted as required by rules promulgated by the SEC. Unless otherwise indicated, the address of each of the individuals and entities listed in this table is c/o Photon Dynamics at the address on the first page of this proxy statement.

(2)	Based upon a Schedule 13G/ A filed with the SEC on October 12, 2004, by J. & W. Seligman & Co. Incorporated (“JWS”), in its capacity as investment adviser for Seligman Communications and Information Fund, Inc. (the “Fund”), reporting beneficial ownership as of September 30, 2004. The Fund has shared voting and dispositive power over 1,500,000 of such shares, and may be deemed to be the beneficial owner of such shares. JWS and William C. Morris, the owner of a majority of the outstanding voting securities of JWS, each have shared dispositive power over such shares and shared voting power over 2,496,238 of such shares, and each may be deemed to be the beneficial owner of such shares.

(3)	Based on a Form 13F filed with the SEC on November 15, 2004, reporting beneficial ownership as of September 30, 2004. Systematic Financial Management, LP has shared dispositive power over such shares and sole voting power over 1,018,904 of such shares.

(4)	Based on a Form 13F filed with the SEC on October 28, 2004, reporting beneficial ownership as of September 30, 2004. Westcap Investors LLC has sole dispositive power over such shares and sole voting power over 922,720 of such shares.

(5)	With respect to each of the following executive officers and directors of Photon Dynamics, includes shares that such person had the right to acquire within 60 days after the date of this table pursuant to outstanding options: Jeffrey A. Hawthorne, 123,982 shares; Elwood H. Spedden, 15,000 shares; Richard Okumoto, 37,800 shares; Steve Song, 41,585 shares; Mark Merrill, 12,799 shares; Malcolm J. Thompson, 47,000 shares; E. Floyd Kvamme, 27,500 shares; Michael J. Kim, 27,500 shares; and Nicholas E. Brathwaite, 12,500 shares.

(6)	Mr. Spedden served as our President and Chief Executive Officer since January 2003 and resigned from his role as President and Chief Executive Officer in October 2003. Mr. Spedden resigned from the Photon Dynamics’ Board of Directors on October 12, 2004.

(7)	Mr. Delmore served as our Vice President of Marketing, Strategy and Business Development since August 1999 and resigned from his role as Vice President of Marketing, Strategy and Business Development in October 2003. Mr. Delmore ceased to be an employee at Photon Dynamics in April 2004.

(8)	Ms. Carlitz joined Photon Dynamics’ Board of Directors on December 16, 2004.

(9)	Mr. Wozniak joined Photon Dynamics’ Board of Directors on December 16, 2004.

(10)	Includes an aggregate of 330,666 shares issuable upon exercise of options which executive officers and directors of Photon Dynamics have the right to acquire within 60 days of the date of this table. Due to Mr. Spedden’s resignation from his role as President and Chief Executive Officer in October 2003 and

his resignation from the Photon Dynamics’ Board of Directors on October 12, 2004, such number does not include shares held by Mr. Spedden, nor does such number include any shares issuable upon exercise of options which Mr. Spedden has the right to acquire within 60 days of the date of this table. Similarly, due to Mr. Delmore’s resignation from his role as Vice President of Marketing, Strategy and Business Development in October 2003, such number does not include shares held by Mr. Delmore, nor does such number include any shares issuable upon exercise of options which Mr. Delmore has the right to acquire within 60 days of the date of this table.

Section 16(A) Beneficial Ownership Reporting Compliance.

      Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”) requires Photon Dynamics’ directors and executive officers, and persons who own more than ten percent of a registered class of Photon Dynamics’ equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Photon Dynamics. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish Photon Dynamics with copies of all Section 16(a) forms they file.

      To our knowledge, based solely on a review of the copies of such reports furnished to Photon Dynamics and written representations that no other reports were required, during the fiscal year ended September 30, 2004, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that one report on Form 4, covering one transaction, was filed late by Mr. Mark Merrill.

EXECUTIVE COMPENSATION

Compensation of Directors

      During fiscal 2004, each non-employee director of Photon Dynamics was entitled to receive an annual retainer fee of $10,000 and a per meeting fee of $2,000 ($500 for each telephonic meeting) plus $500 for each committee meeting attended by a Board committee member. During fiscal 2004, the Chairman of the Audit Committee, Mr. Beck, also received an annual retainer fee in the amount of $5,000. In October 2004, the Nominating and Corporate Governance Committee recommended, and the Board approved, revisions to Photon Dynamics’ non-employee director compensation. As approved by the Board, each non-employee director is currently entitled to receive an annual retainer fee of $15,000, plus a per meeting fee of $2,000 for in person meetings and $1,000 for telephonic meetings. Each member of the Audit Committee, the Compensation and Employee Ownership Committee, and the Nominating and Corporate Governance Committee, is entitled to receive, in addition to their Board compensation, a per meeting fee of $1,000 for in person meetings and $500 for telephonic meetings. The Chairman of each Board committee is entitled to receive, in addition to their Board compensation and committee attendance fees, an annual retainer as follow: Chairman of the Audit Committee — $15,000; Chairman of the Compensation and Employee Ownership Committee — $5,000; and Chairman of the Nominating and Corporate Governance Committee — $3,000. The non-employee members of the Board are also eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with company policy. During the fiscal year ended September 30, 2004, the total compensation paid to non-employee directors was $118,500.

      Each of Photon Dynamics’ non-employee directors is entitled to receive an option to purchase 20,000 shares of our Common Stock upon his initial election or appointment to Photon Dynamics’ Board under the 1995 Option Plan. Immediately following each annual meeting of Photon Dynamics’ shareholders, each non-employee director is automatically granted an option to purchase an additional 7,500 shares of our Common Stock under the 1995 Option Plan, provided such non-employee director has provided services to Photon Dynamics for at least one year. These option grants are non-discretionary and are automatically granted under the 1995 Option Plan without further action by Photon Dynamics, the Board or our shareholders. The exercise price of options granted under the 1995 Option Plan to non-employee directors is 100% of the fair market value of the Common Stock subject to the option on the date of the option grant.

Options granted under the 1995 Option Plan to non-employee directors upon the initial election to Photon Dynamics’ Board become exercisable as to 25% of the option shares on each anniversary of the date of grant, such that the option will become fully vested and exercisable four years after the date of grant. Options granted under the 1995 Option Plan to non-employee directors immediately following each annual meeting become exercisable as to approximately 8.33% of the option shares each month after the date of grant, such the option will become fully vested and exercisable one year from the date of grant. The term of options granted under the 1995 Option Plan to non-employee directors is ten years. In the event of a merger of Photon Dynamics with or into another corporation or a consolidation, acquisition of assets or other change of control transaction involving Photon Dynamics, the vesting and exercisability of each option will accelerate in full and will continue in effect unless the option is assumed or an equivalent option will be substituted by the successor corporation, or the option is replaced with a cash incentive program of the successor corporation that preserves the option spread existing at the time of such transaction. Assuming shareholder approval of Proposal 4, all automatic grants after the termination of the 1995 Option Plan in September 2005 will be made to non-employee directors pursuant to the Directors’ Plan.

      During the last fiscal year, Photon Dynamics granted options under the 1995 Option Plan covering an aggregate of 64,500 shares in the individual amounts of 7,500 shares to each of Messrs. Spedden, Kvamme, Beck, Brathwaite and Kim at an exercise price of $43.29 per share, and 27,000 shares to Dr. Thompson at an exercise price of $29.69 per share. Options granted during the last fiscal year had exercise prices equal to 100% of the fair market value on the date of grant (based on the closing sales price reported in the Nasdaq National Market for the date of grant). During the last fiscal year, options covering an aggregate of 78,499 shares were exercised by Photon Dynamics’ non-employee directors; however, 65,999 of these shares were acquired by Mr. Spedden upon the exercise of options granted to Mr. Spedden in connection with his appointment as President and Chief Executive Officer in January 2003.

      During the last fiscal year, Photon Dynamics paid Dr. Thompson a total of $138,000 plus expenses in connection with certain consulting services rendered to Photon Dynamics. These consulting services consisted of the provision of advice and services to Photon Dynamics’ senior management staff with respect to certain business matters.

Compensation of Executive Officers

      The following table shows for the fiscal years ended September 30, 2002, 2003 and 2004, compensation awarded or paid to, or earned by, the persons who served as Photon Dynamics’ Chief Executive Officer during the 2004 fiscal year and its other four most highly compensated executive officers at September 30, 2004 (the “Named Executive Officers”):

SUMMARY COMPENSATION TABLE

							Long-Term
	Annual Compensation						Compensation

					Other Annual		Securities		All Other
					Compensation		Underlying		Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)		($)		Options (#)		($)

Jeffrey A. Hawthorne	2004	276,346	94,188		10,572	(1)	100,000		—
Chief Executive Officer and	2003	219,617	—		—		30,000		—
President	2002	193,821	—		—		25,000		—
Elwood H. Spedden(2)	2004	110,853	—		39,367	(3)	7,500	(4)	17,500	(6)
Former Chief Executive Officer	2003	201,923	180,000		—		200,000	(5)	3,500	(6)
and President	2002	—	—		—		20,000	(4)	17,500	(6)
Richard Okumoto	2004	233,654	94,500		—		—		—
Secretary and Chief Financial	2003	77,885	—		—		90,000		—
Officer	2002	—	—		—		—		—
Steve Song	2004	228,369	165,870	(7)	—		28,000		—
Vice President, Sales	2003	166,487	230,390	(8)	—		—		—
	2002	168,692	123,281	(8)	—		10,000		—
Mark Merrill	2004	67,308	191,875		—		80,000		—
Vice President, Marketing	2003	—	—		—		—		—
	2002	—	—		—		—		—
Bruce P. Delmore(9)	2004	125,897	—		—		—		—
Former Vice President of	2003	195,203	—		—		15,000		—
Marketing, Strategy and Business	2002	200,054	—		—		5,000		—
Development

(1)	Represents relocation expenses reimbursed by Photon Dynamics to Mr. Hawthorne.

(2)	Mr. Spedden became Chief Executive Officer and President in January 2003 and resigned from his role as Chief Executive Officer and President in October 2003. Mr. Spedden resigned from Photon Dynamics’ Board of Directors on October 12, 2004.

(3)	Represents relocation expenses reimbursed by Photon Dynamics to Mr. Spedden.

(4)	Represents shares underlying options granted to Mr. Spedden in his capacity as a non-employee director under the 1995 Option Plan. See “Compensation of Directors” above for more information about stock option grants to Photon Dynamics’ non-employee directors.

(5)	Represents shares underlying options granted to Mr. Spedden under the 1995 Option Plan and the 2001 Incentive Plan in connection with his appointment as President and Chief Executive Officer in January 2003.

(6)	Represents compensation paid to Mr. Spedden for his service on Photon Dynamics’ Board of Directors. Mr. Spedden did not receive cash compensation as a non-employee director during his service as Photon Dynamics’ Chief Executive Officer and President from January 2003 until October 2003, however.

(7)	Represents $13,995 in sales commissions paid and $151,875 in bonuses earned during the 2004 fiscal year.

(8)	Represents sales commissions paid.

(9)	Mr. Delmore resigned from his role as Vice President of Marketing, Strategy and Business Development in October 2003. Mr. Delmore ceased to be an employee of Photon Dynamics in April 2004.

Stock Option Grants and Exercises

      Photon Dynamics has granted options to its executive officers under the 1995 Option Plan and the 2001 Incentive Plan (together, the “Plans”). As of December 31, 2004, options to purchase a total of 1,913,525 shares were outstanding under the Plans.

      The following tables show for the fiscal year ended September 30, 2004 certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
					Potential Realizable Value at
	Number of	Percentage of			Assumed Annual Rates of
	Securities	Total Options			Stock Price Appreciation for
	Underlying	Granted to			Option Term(3)
	Options	Employees in	Exercise Price	Expiration
Name	Granted (#)(1)	Fiscal Year(2)	($/SH)	Date	5% ($)	10% ($)

Mr. Hawthorne	100,000	18.0%	31.11	10/20/13	1,956,491	4,958,133
Mr. Spedden(4)	7,500	1.4%	43.29	01/10/05	204,186	517,448
Mr. Okumoto	—	—	—	—	—	—
Mr. Song	28,000	5.1%	31.11	10/20/13	547,818	1,388,277
Mr. Merrill	80,000	14.4%	27.58	07/11/14	1,387,593	3,516,433
Mr. Delmore(5)	—	—	—	—	—	—

(1)	All options were granted under the 1995 Option Plan. The options vest over a fifty month period, with the exception of the option granted to Mr. Spedden, which vested as to approximately 8.33% of the option shares each month after the date of grant until his resignation from Photon Dynamics’ Board of Directors in October 2004. The exercise price per share of each option granted was equal to the fair market value of Photon Dynamics’ Common Stock on the date of grant. The options expire 10 years from the date of grant, or earlier upon termination of employment (other than with respect to Mr. Spedden, whose option term expired on January 10, 2005 in connection with his resignation from Photon Dynamics’ Board of Directors in October 2004). In the event of a merger of Photon Dynamics with or into another corporation or a consolidation, acquisition of assets or other change of control transaction involving Photon Dynamics, the vesting and exercisability of each outstanding option may be accelerated in full unless the option is assumed or replaced with a new option by the successor corporation, or the option is replaced with a cash incentive program of the successor corporation that preserves the option spread existing at the time of such transaction.

(2)	Based upon options to purchase 554,050 shares granted to employees under the Plans during the fiscal year ended September 30, 2004.

(3)	The potential realizable value is calculated based on the term of the option at its time of grant, or ten years, compounded annually. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price.

(4)	Represents shares underlying a stock option granted to Mr. Spedden in his capacity as a non-employee director under the 1995 Option Plan. Mr. Spedden became Chief Executive Officer and President in January 2003 and resigned from his role as Chief Executive Officer and President in October 2003. Mr. Spedden resigned from the Photon Dynamics’ Board of Directors on October 12, 2004.

(5)	Mr. Delmore resigned from his role as Vice President of Marketing, Strategy and Business Development in October 2003. Mr. Delmore ceased to be an employee of Photon Dynamics in April 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND

FISCAL YEAR END OPTION VALUES

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the Money
			Options at September 30,		Options at September 30,
	Shares		2004 (#)		2004 ($)(2)
	Acquired on	Value
Name	Exercise (#)	Realized ($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Mr. Hawthorne	28,366	740,080	106,482	109,501	198,558	58,694
Mr. Spedden(3)	65,999	1,487,194	15,000	12,500	—	—
Mr. Okumoto	—	—	28,800	61,200	—	—
Mr. Song	—		36,535	28,141	111,237	5,138
Mr. Merrill	—	—	—	80,000	—	—
Mr. Delmore(4)	103,700	1,667,586	—	—	—	—

(1)	Value realized is based on the fair market value of Photon Dynamics’ Common Stock on the date of exercise minus the exercise price (or the actual sales price if the shares were sold by the optionee simultaneously with the exercise) without taking into account any taxes that may be payable in connection with the transaction.

(2)	Value is based on the fair market value of Photon Dynamics’ Common Stock at September 30, 2004 ($20.30) with respect to in-the-money options minus the exercise price of the options.

(3)	Mr. Spedden became Chief Executive Officer and President in January 2003 and resigned from his role as Chief Executive Officer and President in October 2003. Mr. Spedden resigned from the Photon Dynamics’ Board of Directors on October 12, 2004.

(4)	Mr. Delmore resigned from his role as Vice President of Marketing, Strategy and Business Development in October 2003. Mr. Delmore ceased to be an employee of Photon Dynamics in April 2004.

Employment, Severance and Change of Control Agreements

      Mr. Hawthorne is a party to an agreement which provides for certain severance and other benefits in the event of a termination of his employment following a change of control of Photon Dynamics. In the event of a termination of Mr. Hawthorne’s employment (other than a voluntary termination by Mr. Hawthorne or a termination for cause) that occurs within nine months after a change in control of Photon Dynamics, Mr. Hawthorne is entitled to receive up to nine months of severance payments and benefits depending upon the timing of such termination and Mr. Hawthorne obtaining alternative employment following termination. The severance payments and benefits consist of a continuation of Mr. Hawthorne’s base salary and non-discretionary bonuses, if any, during the severance period and continuation of his medical, health and other insurance benefits. In addition, if his employment is to terminate as of the effective date of the change of control, Mr. Hawthorne’s stock options granted to him by Photon Dynamics will become fully vested and exercisable upon such change of control. If Mr. Hawthorne’s employment is to continue following a change of control, vesting of his options will be accelerated by two years as of the effective date of the change of control.

      Pursuant to an offer letter agreement with Mr. Spedden entered into in connection with his appointment as Chief Executive Officer and President in January 2003, Photon Dynamics agreed to grant Mr. Spedden stock options to purchase an aggregate of 200,000 shares of Photon Dynamics’ Common Stock and to pay Mr. Spedden a base salary of $25,000 per month. Pursuant to this offer letter agreement, in the event of a termination of Mr. Spedden’s employment (other than a voluntary termination by Mr. Spedden or a termination for cause) that occurred within 12 months after a change in control of Photon Dynamics, all stock options granted to him by Photon Dynamics were to become fully vested and exercisable upon such a change of control.

      Mr. Spedden is party to a employment separation agreement with Photon Dynamics in connection with his resignation as Chief Executive Officer and President in October 2003. Pursuant to this agreement, Mr. Spedden agreed to remain an employee of Photon Dynamics until January 12, 2004 so as to assist Photon

Dynamics with the transition of his responsibilities to Mr. Hawthorne. During this period, Mr. Spedden was entitled to receive his base rate of salary in effect as of the date of his resignation as Chief Executive Officer and President and to continue his participation in Photon Dynamics’ employee benefit plans. This agreement also provided that the outstanding stock options to purchase an aggregate of 200,000 shares granted to him in connection with his appointment as Chief Executive Officer and President ceased vesting as of January 12, 2004 and the unexercised portion of these options terminated 90 days thereafter.

      Pursuant to an offer letter agreement with Mr. Okumoto entered into in connection with his appointment as Chief Financial Officer in May 2003, Photon Dynamics agreed to grant Mr. Okumoto stock options to purchase an aggregate of 90,000 shares of Photon Dynamics’ Common Stock and to pay Mr. Okumoto a base salary of $225,000 per year. Mr. Okumoto is also eligible for certain discretionary bonuses. Pursuant to this offer letter agreement, in the event of a termination of Mr. Okumoto’s employment (other than a voluntary termination by Mr. Okumoto or a termination for cause) that occurs within 12 months after a change in control of Photon Dynamics, all stock options granted to him by Photon Dynamics will become fully vested and exercisable upon such a change of control.

      Pursuant to an offer letter agreement with Mr. Merrill entered into in connection with his appointment as Vice President, Marketing in April 2004, Photon Dynamics agreed to grant Mr. Merrill stock options to purchase an aggregate of 80,000 shares of Photon Dynamics’ Common Stock and to pay Mr. Merrill a base salary of $250,000 per year. Pursuant to this offer letter agreement, Mr. Merrill is also eligible for a $200,000 sign on bonus, $100,000 of which was paid to Mr. Merrill as an immediate sign on bonus, $50,000 of which was paid in September 2004, and $50,000 of which will be paid in January 2005. Mr. Merrill is also eligible for certain discretionary bonuses.

      Mr. Delmore is party to a employment separation agreement with Photon Dynamics in connection with his departure from his role as Vice President of Marketing, Strategy and Business Development in October 2003. Pursuant to this agreement, Mr. Delmore agreed to remain an employee of Photon Dynamics until April 13, 2004 so as to assist Photon Dynamics with certain transition matters. During this period, Mr. Delmore was entitled to receive his base rate of salary in effect as of the date of his resignation as Vice President of Marketing, Strategy and Business Development, and to continue his participation in Photon Dynamics’ employee benefit plans.

Certain Relationships and Related Transactions

      On March 5, 2001, Photon Dynamics loaned $250,000 to Mr. Delmore, the former Vice President of Marketing, Strategy and Business Development of Photon Dynamics, under a full recourse promissory note, which was secured by shares of Photon Dynamics’ Common Stock owned by Mr. Delmore. This loan bore interest at an annual rate of 7%. From October 1, 2003 to July 29, 2004, the largest aggregate indebtedness of Mr. Delmore under this loan was $308,333, including principal and accrued interest. On July 29, 2004, Mr. Delmore repaid all outstanding principal and accrued interest under the loan.

      Photon Dynamics has entered into indemnity agreements with certain officers and directors which provide, among other things, that Photon Dynamics will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of Photon Dynamics, and otherwise to the fullest extent permitted under California law and Photon Dynamics’ Bylaws.

Compensation Committee Interlocks and Insider Participation

      During the fiscal year ended September 30, 2004, the Compensation and Employee Ownership Committee consisted of Messrs. Kim, Kvamme and Brathwaite. None of the current members of the Compensation and Employee Ownership Committee is or was an officer or employee of Photon Dynamics or its subsidiaries. None of Photon Dynamics’ executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of Photon Dynamics’ Board or Compensation and Employee Ownership Committee.

REPORT OF THE COMPENSATION AND EMPLOYEE OWNERSHIP COMMITTEE OF

THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      During fiscal 2004, the Compensation and Employee Ownership Committee of the Board (the “Compensation Committee”) was composed of Messrs. Kvamme, Kim and Brathwaite. The Compensation Committee evaluates the performance of Photon Dynamics’ President and Chief Executive Officer (“CEO”), reviews the performance of other executive officers and reviews and approves or recommends to the Board general compensation levels, policies and programs.

General Compensation Policy

      Compensation Philosophy. The Compensation Committee believes that Photon Dynamics’ overall compensation program should relate to creating shareholder value. Accordingly, the compensation program is designed to attract and retain talented executives and technical personnel, to reward achievement of Photon Dynamics’ short-term and long-term performance goals, to link executive compensation to shareholder interests through incentive compensation and equity-based plans, and to recognize and reward individual contributions to operating group and company-wide performance objectives.

      Components of Executive Compensation. During fiscal 2004, compensation for Photon Dynamics’ executive officers consisted of base salary, participation in an annual incentive compensation program and longer-term equity incentives. The Compensation Committee calibrated each component to a competitive market position based on executive compensation surveys and reports, third party compensation specialists and other relevant information. Photon Dynamics also offers to its executive officers participation (with all other eligible employees of Photon Dynamics) in its 401(k) Plan, and certain other benefits available generally to employees of Photon Dynamics.

Cash-Based Compensation

      Base Salary. The Compensation Committee determines the base salary of the President and CEO and reviews and approves base salaries for each of Photon Dynamics’ other executive officers annually in connection with annual performance reviews. During fiscal 2004, several new executive officers joined Photon Dynamics or were promoted from within to increased levels of responsibility; these included: Jeffrey A. Hawthorne, Steve Song, Mark Merrill. In setting or adjusting base salaries, the Compensation Committee examines both qualitative and quantitative factors relating to corporate and individual performance. In many instances, the qualitative factors necessarily involve a subjective assessment by the Compensation Committee. The Compensation Committee neither bases its considerations on any single performance factor nor does it specifically assign relative weights to factors but rather considers a mix of factors and evaluates individual performance against that mix both in absolute terms and in relation to other company executives. Generally, in approving salary levels for executive officers (other than the President and CEO), the Compensation Committee considers the evaluation and recommendations of Photon Dynamics’ President and CEO.

      The Compensation Committee reviews an independent survey of compensation of executive officers of other high technology companies to enable it to set base salaries based on each executive officer’s level of responsibility and within the parameters of companies of comparable size and complexity in Photon Dynamics’ industry. The survey includes a broader group of technology companies than those companies included in the Nasdaq Stock Market Index and the Philadelphia Semiconductor Index used in the performance measurement comparison graph included in this proxy statement.

      Generally, base salaries paid to executive officers for fiscal 2004 were set at levels within or above the mid-range of salaries paid to executives under the independent survey. This is consistent with the Compensa-

      1 The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Photon Dynamics under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

tion Committee’s objective of attracting and retaining executives whose skills and potential rank above the norm. In addition to individual and corporate performance, the factors considered include relative salaries and responsibilities in Photon Dynamics, factors such as inflation and the competitive environment relative to other technology companies, independent survey data, number of years within and outside of Photon Dynamics and anticipated future responsibilities of each individual within the next year.

      Annual Incentive Compensation Opportunities. Photon Dynamics maintains annual incentive compensation programs to reward executive officers and other selected senior management and technical personnel for attaining defined performance goals. The programs are designed to attract and motivate employees, and they are closely tied to corporate performance to enhance shareholder value and encourage profit and revenue growth. For executive officers, incentive compensation payments are based primarily on company-wide performance targets. For selected senior management and technical personnel, company-wide performance is a factor, and significant weight also is given to individual performance and the performance of particular operating groups within Photon Dynamics.

      Executive Incentive Compensation. In 2004, the Compensation Committee approved an executive incentive compensation program based on performance results for fiscal 2004, in which all officers, including the President and CEO, participated. This program determined incentive compensation payments by application of a formula which takes into account Photon Dynamics’ (a) bookings, (b) revenue, (c) gross margin (d) earnings per share (e) and completion of key company projects for the year. Individual performance factors or objectives were also taken into account to modify the potential incentive compensation payment.

      Key Employee Incentive Compensation. During fiscal 2004, certain other senior management and technical personnel participated in a key employee incentive compensation program. Under the program, incentive compensation payments were based upon corporate performance targets (which were consistent with those applicable to the executive incentive compensation program), the performance of particular operating groups and individual performance.

Equity Incentives

      In fiscal 2004, Photon Dynamics utilized the 1995 Option Plan and the 2001 Incentive Plan to further align the interests of shareholders and management by providing executive officers and other employees with a significant economic interest in the long-term appreciation of Photon Dynamics’ stock. Generally, options granted under the 1995 Option Plan and 2001 Incentive Plan were granted with exercise prices set at 100% of the fair market value of the underlying stock on the date of grant and have a term of ten years.

      Options are subject to vesting over fifty months which is designed to motivate option holders to achieve stated objectives, thereby aiding Photon Dynamics’ efforts to maximize revenue and profit together with shareholder value, and to remain with Photon Dynamics for the long-term. In determining the number of shares subject to an option to be granted to an executive officer, the Compensation Committee takes into account the officer’s position and level of responsibility within Photon Dynamics, the officer’s existing stock and unvested option holdings, the potential reward to the officer if the stock price appreciates in the public market, and the competitiveness of the officer’s overall compensation arrangements, including stock options, although outstanding performance by an individual may also be taken into consideration. Option grants may also be made to new executives upon commencement of employment and, on occasion, to executives in connection with a significant change in job responsibility. The Compensation Committee may grant options taking into account multiple year periods. In fiscal 2004, based on the factors described above, the Compensation Committee granted options to purchase 208,000 shares of Common Stock to executive officers of Photon Dynamics.

      Additional long-term equity incentives are provided through the Current Purchase Plan in which all eligible employees, including eligible executive officers of Photon Dynamics, may purchase stock of Photon Dynamics, subject to specified limits, at 85% of fair market value.

CEO Compensation

      For fiscal year 2004, Elwood Spedden served as Chief Executive Officer for less than 30 days. During such time, his compensation was limited to his base salary, which was set at $300,000 in fiscal 2003. For the remainder of fiscal year 2004, Jeffrey A. Hawthorne served as the Chief Executive Officer for the company. In setting Mr. Hawthorne’s compensation for fiscal year 2004, the Compensation Committee used the same procedures described above in setting the base salary, incentive compensation and longer-term equity incentives and also considered such factors as Photon Dynamics’ revenue and profits and Photon Dynamics’ market capitalization. For fiscal year 2004, Mr. Hawthorne’s compensation package consisted of an annual base salary of $275,000, participation in Photon Dynamics’ executive incentive compensation program and an award of a stock option to purchase 100,000 shares of Photon Dynamics’ Common Stock under the 1995 Option Plan, which vests over a fifty month period and expires 10 years from the grant date. Mr. Hawthorne was awarded a bonus of $94,188 pursuant to the executive incentive compensation program, based on Photon Dynamics’ performance and Mr. Hawthorne meeting specific financial and strategic objectives, including the following financial and strategic objectives:

•	Financial objectives achieved — four quarters of profitability, increased backlog from the beginning of the fiscal year as compared to the end of the fiscal year, increased revenue-per-employee, gross margins achieved in excess of target and less than 90 days-sales-outstanding of accounts receivable.

•	Strategic objectives achieved — increased market share within the served market, successful launch of two new products (AC3600 & AS650 machines) and penetration of the China market.

Compliance with Internal Revenue Code Section 162(m)

      Section 162(m) of the Internal Revenue Code, or Section 162(m), limits Photon Dynamics to a deduction for federal income tax purposes of no more than $1 million of compensation paid in a taxable year to our executive officers named in the Summary Compensation Table. Compensation above $1 million may be deducted if it is “performance-based” compensation within the meaning of Section 162(m). The Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its named executive officers shall be designed to qualify as “performance-based compensation. It is not currently expected that any compensation deemed paid to any of our executive officers, other than the stock option grants, will exceed the $1 million limit per officer.

      In summary, it is the opinion of the Compensation Committee that the adopted executive compensation policies and plans provide the necessary total remuneration program to properly align our performance and the interest of our shareholders with competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

THE COMPENSATION AND EMPLOYEE
OWNERSHIP COMMITTEE

E. Floyd Kvamme
Michael J. Kim
Nicholas Brathwaite

PERFORMANCE MEASUREMENT COMPARISON(1)

      The following graph shows the total shareholder return of an investment of $100 in cash on September 30, 1999 for (i) Photon Dynamics’ Common Stock, (ii) the Nasdaq Stock Market (U.S.) Index, and (iii) the Philadelphia Semiconductor Index. All values assume reinvestment of the full amount of all dividends and are calculated as of September 30 of each year:

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG PHOTON DYNAMICS, INC. THE NASDAQ STOCK MARKET (U.S.)
INDEX AND THE PHILADELPHIA SEMICONDUCTOR INDEX

*	$100 invested on 9/30/99 in stock or index — including reinvestment of dividends. Fiscal year ending September 30.

HOUSEHOLDING OF PROXY MATERIALS

      The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

      This year, a number of brokers with account holders who are Photon Dynamics shareholders will be “householding” our proxy materials. A single proxy statement may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or Photon Dynamics that you no longer wish to participate in “householding.” If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report in the future you may (1) notify your broker, (2) direct your written request to: Investor Relations, 5970 Optical

      1 This Section is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Photon Dynamics under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

Court, San Jose, CA 95138, or (3) contact our Investor Relations department, at (408) 360-3561. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, Photon Dynamics will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

      The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

RICHARD OKUMOTO
Secretary and Chief Financial Officer

January 28, 2005

      A copy of Photon Dynamics’ Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2004, as amended, is available without charge upon written request to: Corporate Secretary, Photon Dynamics, Inc., 5970 Optical Court, San Jose, California 95138.

APPENDIX A

PHOTON DYNAMICS, INC.

AUDIT COMMITTEE CHARTER

ORGANIZATION

      There shall be a committee of the board of directors of Photon Dynamic, Inc. to be known as the Audit Committee. The Audit Committee shall be composed of at least three directors, none of whom shall be employees of the corporation and each of whom shall be free from any relationship that would interfere with the exercise of his or her independent judgment, as determined by the Board of Directors and in accordance with the independence requirements of The Nasdaq Stock Market (“Nasdaq”) and the rules and regulations of the Securities and Exchange Commission (“SEC”); provided, however, that if permitted by the Nasdaq rules and the rules and regulations of the SEC, one member need not meet the independence requirements under the conditions specified by such requirements and rules and regulations. The members of the Audit Committee shall also be able to read and understand the financial statements of the corporation and otherwise comply with the experience requirements of The Nasdaq Stock Market and SEC rules and regulations. In addition, at least one member of the Audit Committee shall satisfy the additional Nasdaq financial sophistication requirements that at least one member of the Audit Committee must possess.

STATEMENT OF POLICY

      The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors (if applicable), and the financial management of the corporation. The Audit Committee shall also establish procedures, and maintain easy access to the Audit Committee, for all employees and consultants to the corporation to voice concerns and report potential misconduct to the Audit Committee. The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are to report directly to the Audit Committee, and that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the corporation’s shareholders.

RESPONSIBILITIES

      The Audit Committee shall oversee the corporation’s financial reporting process on behalf of the corporate directors, and shall have direct responsibility for the appointment, compensation, retention and oversight of the work of the independent auditors, who shall report directly and be accountable to the Audit Committee. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

      In carrying out these responsibilities, the Audit Committee will:

•	Have sole authority to select, evaluate, replace and oversee the independent auditors.

•	Negotiate, execute and deliver the engagement letter to be entered into between the corporation and the independent auditors and establish the compensation to be received by the independent auditors.

•	Evaluate on a periodic basis the performance of the independent auditors to be engaged to audit the financial statements of the corporation and its divisions and subsidiaries, and assess the qualifications of the independent auditors (including their internal quality-control procedures and any material issues raised by that firm’s most recent internal quality-control or peer review or any investigations by regulatory authorities) and to determine whether to retain or to terminate the existing independent auditors or to appoint and engage new auditors for the ensuing year.

•	Have the sole authority to approve non-audit services to be performed by the independent auditors, but only as permitted by the Nasdaq rules and the rules and regulations of the SEC, which authority the Audit Committee may delegate to one or more members of the Audit Committee.

•	Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review such audit and discuss with management and the independent auditors the results thereof, including the independent auditors’ assessment of the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and estimates (including material changes in estimates), any material audit adjustments proposed by the independent auditors and immaterial adjustments not recorded, the adequacy of the disclosures in the financial statements and any other matters required to be communicated to the Audit Committee by the independent auditors under generally accepted auditing standards.

•	Review with the independent auditors, the corporation’s internal auditor, if applicable, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the corporation’s Code of Business Conduct and Ethics.

•	Review the internal audit function of the corporation, if applicable, including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

•	If applicable, receive prior to each meeting, a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

•	Review the financial statements contained in the annual report to shareholders with management and the independent auditors, as well as all significant correcting adjustments identified by the independent auditors or disagreements between management and the independent auditors, to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed. The Audit Committee shall be directly responsible for the resolution of any conflicts or disagreements between management and the independent auditors regarding financial reporting, accounting practices or policies.

•	Review and discuss with management and the independent auditors, as appropriate, significant issues that arise regarding accounting principles and financial statement presentation, including critical accounting policies and practices, alternative accounting policies available under generally accepted auditing standards related to material items discussed with management, and any other significant reporting issues and judgments.

•	Provide sufficient opportunity for the internal, if applicable, and independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the corporation’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit, including their access to all requested records, data and information.

•	Receive written statements from the independent auditors delineating all relationships between the independent auditors and the corporation consistent with Independence Standards Board Standard

No. 1, and consider and actively engage in a dialogue with the auditors with respect to any disclosed relationships or services that could affect the auditors’ objectivity and independence, and if so determined by the Audit Committee, take appropriate action to resolve issues regarding the independence of the auditors.

•	Review accounting and financial human resources and succession planning within the corporation.

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain and determine compensation for, out of corporation funds, outside counsel and other advisors for this purpose if, in its judgment, that is appropriate.

•	Have the authority to pay, out of corporation funds, ordinary administrative expenses that, as determined by the Audit Committee, are necessary or appropriate in carrying out its duties.

•	Have authority to require that any of the corporation’s personnel, counsel, independent auditors or investment bankers, or any other consultants or advisors to the corporation attend any meeting of the Audit Committee or meet with any member of the Audit Committee or any of its special legal, accounting or other advisors and consultants.

•	Review the financial statements and Management’s Discussion and Analysis section of the corporation’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

•	Review and approve (to the extent not previously approved by the corporation’s Board of Directors) related party transactions as such term is used by SFAS No. 57 or as otherwise required to be disclosed in the corporation’s financial statements or periodic filings with the SEC. It is management’s responsibility to bring such related party transactions to the attention of the members of the Audit Committee.

•	Review corporation press releases containing pro forma financial information for the purpose of ensuring that such press releases properly disclose financial information presented in accordance with generally accepted accounting principles, adequately disclose how such pro forma information differs from financial information presented in accordance with generally accepted accounting principles and do not give undue prominence to such pro forma information or otherwise provide misleading presentations of the corporation’s results of operations or financial condition.

•	Have the sole authority to approve the hiring of any employee who is employed by the independent auditor, or has been employed by the independent auditor within the five years prior to the date of determination whether or not to hire such employee.

•	Establish and maintain procedures for the receipt, retention and treatment of complaints received by the corporation regarding accounting, internal accounting controls or auditing matters, including the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters, and, in general, a policy of open access to the members of the Audit Committee by the employees and consultants to the corporation to enable the employees and consultants to bring to the attention of the Audit Committee concerns held by such employees and consultants regarding the financial reporting of the corporation, and to report potential misconduct to the Audit Committee.

•	Prepare the report required by the rules of the Securities and Exchange Commission to be included in the corporation’s annual proxy statement.

•	Review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

•	Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

•	Perform such other functions and to have such power as it may deem necessary or advisable in the efficient and lawful discharge of the foregoing.

      The operation of the Audit Committee shall be subject to the By-laws as in effect from time to time and the California Corporations Code.

APPENDIX B

PHOTON DYNAMICS, INC.

CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS

ORGANIZATION

      The Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Photon Dynamics, Inc., a California corporation (the “Company”), shall consist of at least two (2) members of the Board. No Committee member shall be an employee of the Company and each member shall be free from any relationship that would interfere with the exercise of his or her independent judgment, as determined by the Board, in accordance with the applicable independence requirements of The Nasdaq Stock Market and the rules and regulations of the Securities and Exchange Commission (“SEC”). The members of the Committee and the Committee chairperson shall be appointed by the Board.

STATEMENT OF POLICY

      The purpose of the Committee shall be to (i) oversee all aspects of the Company’s corporate governance functions on behalf of the Board; (ii) make recommendations to the Board regarding corporate governance issues; (iii) identify, review and evaluate candidates to serve as directors of the Company; (iv) serve as a focal point for communication between such candidates, non-committee directors and the Company’s management; (v) recommend such candidates to the Board; and (vi) make such other recommendations to the Board regarding affairs relating to the directors of the Company, including director compensation.

OPERATING PRINCIPLES AND PROCESSES

      In fulfilling its function and responsibilities, the Committee should give due consideration to the following operating principles and processes:

•	Communication — Regular and meaningful contact throughout the year with the Board, committee chairpersons, members of senior management and independent professional advisors to the Board and its various committees, as applicable, is viewed as important for strengthening the Committee’s knowledge of relevant current and prospective corporate governance issues.

•	Committee Education/ Orientation — Developing with management and participating in a process for systematic review of important corporate governance issues and trends in corporate governance practices that could potentially impact the Company will enhance the effectiveness of the Committee.

•	Resources — The Committee shall be authorized to access such internal and, in consultation with senior management, external resources as the Committee deems necessary or appropriate to fulfill its defined responsibilities, including engagement of independent counsel, consultants and other professional advisors, as well as executive search firms to help identify director candidates. The Committee shall have sole authority to approve fees, costs and other terms of engagement of such outside resources. The Committee shall have the authority to perform such other functions, and shall have such powers, as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities hereunder.

•	Reporting to the Board — The Committee, through the Committee chairperson, shall report all material activities of the Committee to the Board from time to time, or whenever so requested by the Board.

RESPONSIBILITIES

      The operation of the Committee will be subject to the provisions of the Bylaws of the Company and the California Corporations Code, each as in effect from time to time. The Committee will have the full power and authority to carry out the following primary responsibilities or to delegate such power and authority to one (1) or more subcommittees of the Committee:

•	Director Nominations — The Committee, in consultation with the Chief Executive Officer, has the primary responsibility for establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board, including consideration of any potential conflicts of interest as well as applicable independence and experience requirements.

The Committee shall also have the primary responsibility for evaluating, reviewing and considering the recommendation for nomination of current directors for reelection to the Board as well as monitoring the size of the Board. The selection of nominees for director to be presented to the stockholders for election or reelection, and the selection of new Directors to fill vacancies and newly created directorships on the Board, shall be made by the full Board based on the recommendations of the Committee.

The Committee shall have the power and authority to consider board nominees and proposals submitted by the Company’s stockholders and to establish any procedures, including procedures to facilitate stockholder communication with the Board of Directors, and to make any such disclosures required by applicable law in the course of exercising such authority.

In evaluating candidates:

1. The Committee shall evaluate candidates for director nominees in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders;

2. The Committee shall consider the criteria for director qualifications set by the Board of Directors, as well as diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Governance Committee shall review such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.

3. In the case of new director candidates, the Committee shall also determine whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary.

4. The Committee shall then use its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm.

5. The Committee shall conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board.

6. The Committee shall meets to discuss and consider such candidates’ qualifications and then select a nominee for recommendation to the Board by majority vote.

•	Board Assessment — The Committee shall periodically review, discuss and assess the performance of the Board, including Board committees, seeking input from senior management, the full Board and others. The assessment includes evaluation of the Board’s contribution as a whole, specific areas in which the Board and/or management believe better contributions could be made, and overall Board composition and makeup, including the reelection of current Board members. The factors to be considered shall include whether the Directors, both individually and collectively, can and do provide the skills and expertise appropriate for the Company. The Committee shall also consider and assess the independence of Directors, including whether a majority of the Board continue to be independent from management in both fact and appearance, as well as within the meaning prescribed by The Nasdaq Stock Market. The results of such reviews shall be provided to the Board for further discussion as appropriate.

•	Board Committee Nominations — The Committee, in consultation with the Chief Executive Officer, and after due consideration of the wishes, independence and experience of the individual directors and independence and experience requirements in accordance with The Nasdaq Stock Market, the rules and regulations of the Securities and Exchange Commission and applicable law, shall recommend to the entire Board annually the chairmanship and membership of each committee.

•	Continuing Education — The Committee shall also consider instituting a plan or program for the continuing education of directors.

•	Corporate Governance Principles — The Committee shall assess whether or not to develop a set of corporate governance principles to be applicable to the Company, shall periodically review and assess any such principles and their application, and shall recommend any changes deemed appropriate to the Board for its consideration. Further, the Committee shall periodically review Company policy statements to determine their adherence to the Company’s Code of Conduct.

•	Procedures for Information Dissemination — The Committee shall oversee and review the processes and procedures used by the Company to provide information to the Board and its committees. The Committee should consider, among other factors, the reporting channels through which the Board and its committees receive information and the level of access to outside advisors where necessary or appropriate, as well as the procedures for providing accurate, relevant and appropriately detailed information to the Board and its committees on a timely basis.

•	Director Compensation — The Committee shall periodically review the compensation paid to non-employee Directors for their service on the Board and its committees and recommend any changes considered appropriate to the full Board for its approval.

MEETINGS

      The Committee will hold at least one (1) regular meeting per year and additional meetings as the Committee deems appropriate. At the discretion of the Committee, the President, Chief Executive Officer, Chairman of the Board (if so designated) and Chief Financial Officer may attend any meeting of the Committee, except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the Committee.

MINUTES AND REPORTS

      Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairman of the Committee will report to the Board from time to time, or whenever so requested by the Board.

APPENDIX C

Photon Dynamics, Inc.

2005 Equity Incentive Plan

Adopted: January 21, 2005
Approved By Shareholders: [March 7], 2005
Termination Date: January 20, 2015

1.	Purposes.

     (a) Amendment and Restatement. The Plan is a complete amendment and restatement of the Company’s 2001 Equity Incentive Plan that was previously adopted on January 8, 2001 (as thereafter amended, the “Prior Plan”). All outstanding awards granted under the Prior Plan shall remain subject to the terms of the Prior Plan. All options granted subsequent to the effective date of this Plan shall be subject to the terms of this Plan.

     (b) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are Employees, Directors and Consultants.

     (c) Available Stock Awards. The Plan provides for the grant of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Purchase Awards, (iv) Stock Bonus Awards, (v) Stock Appreciation Rights, (vi) Stock Unit Awards and (vii) Other Stock Awards.

     (d) General Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Stock Awards, to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2.	Definitions.

     (a) “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     (b) “Board” means the Board of Directors of the Company.

     (c) “Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

     (d) “Cause” means, with respect to a Participant, the occurrence of any of the following: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any material contract or agreement between the Participant and the Company or any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination is for Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

     (e) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

          (i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the

Appendix C-1

foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

          (ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

          (iii) there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

          (iv) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; (provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board).

     The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

     Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

     (f) “Code” means the Internal Revenue Code of 1986, as amended.

     (g) “Committee” means a committee of one (1) or more members of the Board appointed by the Board in accordance with Section 3(c).

     (h) “Common Stock” means the common stock of the Company.

     (i) “Company” means Photon Dynamics, Inc., a California corporation.

     (j) “Consultant” means any person, including an advisor, who (i) is engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services or (ii) is serving as a member of the Board of Directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

Appendix C-2

     (k) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. For example, a change in status from an employee of the Company to a consultant to an Affiliate or to a Director shall not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.

     (l) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

          (i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

          (ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

          (iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

          (iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

     (m) “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

     (n) “Director” means a member of the Board.

     (o) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

     (p) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

     (q) “Entity” means a corporation, partnership or other entity.

     (r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     (s) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) an Entity Owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the effective date of the Plan as set forth in Section 14, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

Appendix C-3

     (t) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. If such date falls on a non-Trading Day, then the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the next subsequent Trading Day, as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

     (u) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (v) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

     (w) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

     (x) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (y) “Option” means a stock option to purchase shares of Common Stock granted pursuant to the Plan.

     (z) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (aa) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     (bb) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(e).

     (cc) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     (dd) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation”, and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

Appendix C-4

     (ee) “Own,” “Owned,” “Owner,” “Ownership.” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

     (ff) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

     (gg) “Plan” means this Photon Dynamics, Inc. 2005 Equity Incentive Plan.

     (hh) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

     (ii) “Securities Act” means the Securities Act of 1933, as amended.

     (jj) “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 7(d).

     (kk) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

     (ll) “Stock Award” means any right granted under the Plan, including an Option, a Stock Purchase Award, Stock Bonus Award, a Stock Appreciation Right, a Stock Unit Award or any Other Stock Award.

     (mm) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

     (nn) “Stock Bonus Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(b).

     (oo) “Stock Bonus Award Agreement” means a written agreement between the Company and a holder of a Stock Bonus Award evidencing the terms and conditions of a Stock Bonus Award grant. Each Stock Bonus Award Agreement shall be subject to the terms and conditions of the Plan.

     (pp) “Stock Purchase Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(a).

     (qq) “Stock Purchase Award Agreement” means a written agreement between the Company and a holder of a Stock Purchase Award evidencing the terms and conditions of a Stock Purchase Award grant. Each Stock Purchase Award Agreement shall be subject to the terms and conditions of the Plan.

     (rr) “Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(c).

     (ss) “Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Stock Unit Award evidencing the terms and conditions of a Stock Unit Award grant. Each Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

     (tt) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

Appendix C-5

     (uu) “Ten Percent Shareholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

     (vv) “Trading Day” means any day the exchange(s) or market(s) on which shares of Common Stock are listed, whether it be any established stock exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or otherwise, is open for trading.

3.	Administration.

     (a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee, as provided in Section 3(c).

     (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

          (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii) To amend the Plan or a Stock Award as provided in Section 12.

          (iv) To terminate or suspend the Plan as provided in Section 13.

          (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

          (vi) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States.

     (c) Delegation to Committee.

          (i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees of two (2) or more members of the Board, and the term “Committee” shall apply to any persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

          (ii) Section 162(m) and Rule 16b-3 Compliance. In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (1) delegate to a committee of two (2) or more members of the Board who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting

Appendix C-6

from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of two (2) or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

          (d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.	Shares Subject to the Plan.

     (a) Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate one million four hundred fifty thousand (1,450,000) shares of Common Stock (including the 650,000 shares previously reserved under the Prior Plan).

     (b) Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”), the number of shares that are not delivered to the Participant shall remain available for issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall remain available for issuance under the Plan. Notwithstanding anything to the contrary in this Section 4(b), subject to the provisions of Section 11(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be three million (3,000,000) shares of Common Stock.

     (c) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.	Eligibility.

     (a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

     (b) Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

     (c) Section 162(m) Limitation on Annual Grants. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, no Employee shall be eligible to be granted Options or Stock Appreciation Rights covering more than one million (1,000,000) shares of Common Stock during any calendar year.

     (d) Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other rule governing the use of Form S-8.

Appendix C-7

6.	Option Provisions.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical, provided, however, that each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) Term. The Board shall determine the term of an Option; provided, however that, Subject to the provisions of Section 5(b) regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date on which it was granted.

     (b) Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5(b) regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

     (c) Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

     (d) Consideration. The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the sole discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company (either by actual delivery or attestation) of other Common Stock at the time the Option is exercised, (2) by a “net exercise” of the Option (as further described below), (3) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds or (4) in any other form of legal consideration that may be acceptable to the Board. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). At any time that the Company is incorporated in Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

     In the case of a “net exercise” of an Option, the Company will not require a payment of the exercise price of the Option from the Participant but will reduce the number of shares of Common Stock issued upon the exercise by the largest number of whole shares that has a Fair Market Value that does not exceed the aggregate exercise price. With respect to any remaining balance of the aggregate exercise price, the Company shall accept a cash payment from the Participant. Shares of Common Stock will no longer be outstanding under an Option (and will therefore not thereafter be exercisable) following the exercise of such Option to the extent of (i) shares used to pay the exercise price of an Option under the “net exercise”, (ii) shares actually delivered to the Participant as a result of such exercise and (iii) shares withheld for purposes of tax withholding.

     (e) Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

Appendix C-8

     (f) Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable pursuant to a domestic relations order and to such further extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

     (g) Vesting Generally. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

     (h) Termination of Continuous Service. In the event that an Optionholder’s Continuous Service terminates other than for Cause or upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the expiration of the term of the Option as set forth in the Option Agreement or (ii) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement). If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

     (i) Extension of Termination Date. An Optionholder’s Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than for Cause or upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

     (j) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the expiration of the term of the Option as set forth in the Option Agreement or (ii) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement). If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

     (k) Death of Optionholder. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to Section 6(e) or 6(f), but only within the period ending on the earlier of (i) the expiration of the term of such Option as set forth in the Option Agreement or (ii) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement). If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

     (l) Termination for Cause. In the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Optionholder’s Continuous Service, and the Optionholder shall be prohibited from exercising his or her Option from and after the time of such termination of Continuous Service.

Appendix C-9

     (m) Early Exercise. The Option may include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company shall not be required to exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

7.	Provisions of Stock Awards other than Options.

     (a) Stock Purchase Awards. Each Stock Purchase Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. At the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Purchase Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Purchase Award Agreements may change from time to time, and the terms and conditions of separate Stock Purchase Award Agreements need not be identical, provided, however, that each Stock Purchase Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i) Purchase Price. At the time of the grant of a Stock Purchase Award, the Board will determine the price to be paid by the Participant for each share subject to the Stock Purchase Award. To the extent required by applicable law, the price to be paid by the Participant for each share of the Stock Purchase Award will not be less than the par value of a share of Common Stock.

          (ii) Consideration. At the time of the grant of a Stock Purchase Award, the Board will determine the consideration permissible for the payment of the purchase price of the Stock Purchase Award. The purchase price of Common Stock acquired pursuant to the Stock Purchase Award shall be paid either: (i) in cash at the time of purchase or (ii) in any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

          (iii) Vesting. Shares of Common Stock acquired under a Stock Purchase Award may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

          (iv) Termination of Participant’s Continuous Service. In the event that a Participant’s Continuous Service terminates, the Company shall have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Stock Purchase Award Agreement. At the Board’s election, the repurchase right may be at the least of: (i) the Fair Market Value on the relevant date or (ii) the Participant’s original cost. The Company shall not be required to exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the purchase of the restricted stock unless otherwise determined by the Board or provided in the Stock Purchase Award Agreement.

          (v) Transferability. Rights to purchase or receive shares of Common Stock granted under a Stock Purchase Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Purchase Award Agreement, as the Board shall determine in its sole discretion, and so long as Common Stock awarded under the Stock Purchase Award remains subject to the terms of the Stock Purchase Award Agreement.

     (b) Stock Bonus Awards. Each Stock Bonus Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. At the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Bonus Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Bonus Award Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Award Agreements need not be identical, provided,

Appendix C-10

however, that each Stock Bonus Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i) Consideration. A Stock Bonus Award may be awarded in consideration for (i) past services actually rendered to the Company or an Affiliate or (ii) any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

          (ii) Vesting. Shares of Common Stock awarded under the Stock Bonus Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

          (iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Stock Bonus Award Agreement.

          (iv) Transferability. Rights to acquire shares of Common Stock under the Stock Bonus Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Bonus Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Stock Bonus Award Agreement remains subject to the terms of the Stock Bonus Award Agreement.

     (c) Stock Unit Awards. Each Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Stock Unit Award Agreements need not be identical, provided, however, that each Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i) Consideration. At the time of grant of a Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

          (ii) Vesting. At the time of the grant of a Stock Unit Award, the Board may impose such restrictions or conditions to the vesting of the Stock Unit Award as it, in its sole discretion, deems appropriate.

          (iii) Payment. A Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration as determined by the Board and contained in the Stock Unit Award Agreement.

          (iv) Additional Restrictions. At the time of the grant of a Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Stock Unit Award after the vesting of such Stock Unit Award.

          (v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Stock Unit Award, as determined by the Board and contained in the Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Stock Unit Award Agreement to which they relate.

          (vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Stock Unit Award Agreement, such portion of the Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

Appendix C-11

     (d) Stock Appreciation Rights. Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical, provided, however, that each Stock Appreciation Right Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

          (i) Strike Price and Calculation of Appreciation. Each Stock Appreciation Right will be denominated in share of Common Stock equivalents. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (B) an amount (the strike price) that will be determined by the Board at the time of grant of the Stock Appreciation Right.

          (ii) Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

          (iii) Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

          (iv) Payment. The appreciation distribution in respect to a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration as determined by the Board and contained in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

          (v) Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement) or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

     (e) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 6 and the preceding provisions of this Section 7. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

8.	Covenants of the Company.

     (a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

     (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

Appendix C-12

9.	Use of Proceeds from Stock.

     Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.	Miscellaneous.

     (a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

     (b) Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

     (c) No Employment or other Service Rights. Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or any Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

     (d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

     (e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

     (f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Company may in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; or (iii) by such other method as may be set forth in the Stock Award Agreement.

Appendix C-13

     (g) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

11.	Adjustments upon Changes in Stock.

     (a) Capitalization Adjustments. If any change is made in, or other event occurs with respect to, the Common Stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Sections 4(a) and 4(b) and the maximum number of securities subject to award to any person pursuant to Section 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

     (b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

     (c) Corporate Transaction. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the shareholders of the Company, as the case may be, pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company), if any, in connection with such Corporate Transaction. A surviving corporation or acquiring corporation may not choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 3. In the event that any surviving corporation or acquiring corporation does not assume or continue all such outstanding Stock Awards or substitute similar stock awards for all such outstanding Stock Awards, then with respect to Stock Awards that have been not assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to such effective time, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall (contingent upon the effectiveness of the Corporate Transaction) lapse. With respect to any other Stock Awards outstanding under the Plan that have not been assumed, continued or substituted, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated, unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of such Stock Award, and such Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

     (d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock

Appendix C-14

Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

12.	Amendment of the Plan and Stock Awards.

     (a) Amendment of Plan. Subject to the limitations, if any, of applicable law, the Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 11(a) relating to Capitalization Adjustments, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy applicable law.

     (b) Shareholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

     (c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

     (e) Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the agreement evidencing a Stock Award, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.	Termination or Suspension of the Plan.

     (a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

14.	Effective Date of Plan.

     This Plan (as an amendment and restatement of the Prior Plan) shall become effective on the date that the Plan is adopted by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.	Choice of Law.

     The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

Appendix C-15

APPENDIX D

Photon Dynamics, Inc.
2005 Employee Stock Purchase Plan

Adopted By the Board of Directors: January 21, 2005
Approved By Shareholders: [March 7], 2005

1.	Purpose.

     (a) The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase shares of the Common Stock of the Company.

     (b) The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

     (c) The Company intends that the Purchase Rights be considered options issued under an Employee Stock Purchase Plan.

2.	Definitions.

     (a) “Board” means the Board of Directors of the Company.

     (b) “Code” means the Internal Revenue Code of 1986, as amended.

     (c) “Committee” means a committee appointed by the Board in accordance with Section 3(c) of the Plan.

     (d) “Common Stock” means the common stock of the Company.

     (e) “Company” means Photon Dynamics, Inc., a California corporation.

     (f) “Contributions” means the payroll deductions, and other additional payments specifically provided for in the Offering, that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account, if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount through payroll deductions withheld during the Offering.

     (g) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

          (i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

          (ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

          (iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

          (iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

     (h) “Director” means a member of the Board.

Appendix D-1

     (i) “Eligible Employee” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

     (j) “Employee” means any person, including Officers and Directors, who is employed for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation. Neither service as a Director nor payment of a director’s fee shall be sufficient to make an individual an Employee of the Company or a Related Corporation.

     (k) “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

     (l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     (m) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. If such date falls on a non-Trading Day, then the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the next subsequent Trading Day, as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

     (n) “Offering” means the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees.

     (o) “Offering Date” means a date selected by the Board for an Offering to commence.

     (p) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (q) “Own,” “Owned,” “Owner,” “Ownership.” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

     (r) “Participant” means an Eligible Employee who holds an outstanding Purchase Right granted pursuant to the Plan.

     (s) “Plan” means this Photon Dynamics, Inc. 2005 Employee Stock Purchase Plan.

     (t) “Purchase Date” means one or more dates during an Offering established by the Board on which Purchase Rights shall be exercised and as of which purchases of shares of Common Stock shall be carried out in accordance with such Offering.

     (u) “Purchase Period” means a period of time specified within an Offering beginning on the Offering Date or on the next day following a Purchase Date within an Offering and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

     (v) “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

Appendix D-2

     (w) “Related Corporation” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     (x) “Securities Act” means the Securities Act of 1933, as amended.

     (y) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

     (z) “Trading Day” means any day the exchange(s) or market(s) on which shares of Common Stock are listed, whether it be any established stock exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or otherwise, is open for trading.

3.	Administration.

     (a) The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

     (b) The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine when and how Purchase Rights to purchase shares of Common Stock shall be granted and the provisions of each Offering of such Purchase Rights (which need not be identical).

          (ii) To designate from time to time which Related Corporations of the Company shall be eligible to participate in the Plan.

          (iii) To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for the administration of the Plan. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iv) To amend the Plan as provided in Section 15.

          (v) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

     (c) The Board may delegate administration of the Plan to a Committee of the Board composed of one (1) or more members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. If administration is delegated to a Committee, references to the Board in this Plan and in the Offering document shall thereafter be deemed to be to the Board or the Committee, as the case may be.

4.	Shares of Common Stock Subject to the Plan.

     (a) Subject to the provisions of Section 14 relating to adjustments upon changes in securities, the shares of Common Stock that may be sold pursuant to Purchase Rights shall not exceed in the aggregate one million (1,000,000) shares of Common Stock. If any Purchase Right granted under the Plan shall for any reason terminate

Appendix D-3

without having been exercised, the shares of Common Stock not purchased under such Purchase Right shall again become available for issuance under the Plan.

5.	Grant of Purchase Rights; Offering.

     (a) The Board may from time to time grant or provide for the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees in an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 6 through 9, inclusive.

     (b) If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant shall be deemed to apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) shall be exercised.

6.	Eligibility.

     (a) Purchase Rights may be granted only to Employees of the Company or, as the Board may designate as provided in Section 3(b), to Employees of a Related Corporation. Except as provided in Section 6(b), an Employee shall not be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, the Board may provide that no Employee shall be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than twenty (20) hours per week and more than five (5) months per calendar year.

     (b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee shall, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right shall thereafter be deemed to be a part of that Offering. Such Purchase Right shall have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

          (i) the date on which such Purchase Right is granted shall be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

          (ii) the period of the Offering with respect to such Purchase Right shall begin on its Offering Date and end coincident with the end of such Offering; and

          (iii) the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she shall not receive any Purchase Right under that Offering.

     (c) No Employee shall be eligible for the grant of any Purchase Rights under the Plan if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options shall be treated as stock owned by such Employee.

Appendix D-4

     (d) As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the Plan only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, shall be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

     (e) Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, shall be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

7.	Purchase Rights; Purchase Price.

     (a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding twenty percent (20%), of such Employee’s Earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering.

     (b) The Board shall establish one (1) or more Purchase Dates during an Offering as of which Purchase Rights granted pursuant to that Offering shall be exercised and purchases of shares of Common Stock shall be carried out in accordance with such Offering.

     (c) In connection with each Offering made under the Plan, the Board may specify a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering. In connection with each Offering made under the Plan, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata allocation of the shares of Common Stock available shall be made in as nearly a uniform manner as shall be practicable and equitable.

     (d) The purchase price of shares of Common Stock acquired pursuant to Purchase Rights shall be not less than the lesser of:

          (i) an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the Offering Date; or

          (ii) an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

8.	Participation; Withdrawal; Termination.

     (a) A Participant may elect to authorize payroll deductions pursuant to an Offering under the Plan by completing and delivering to the Company, within the time specified in the Offering, an enrollment form (in such form as the Company may provide). Each such enrollment form shall authorize an amount of Contributions expressed as a percentage of the submitting Participant’s Earnings (as defined in each Offering) during the Offering (not to exceed the maximum percentage specified by the Board). Each Participant’s Contributions shall be credited to a bookkeeping account for such Participant under the Plan and shall be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. To the extent provided in the Offering, a Participant may begin such Contributions after the beginning of the Offering. To the extent provided in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions.

Appendix D-5

     (b) During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company may provide. Such withdrawal may be elected at any time prior to the end of the Offering, except as provided otherwise in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated Contributions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the Participant) under the Offering, and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from an Offering shall have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan, but such Participant shall be required to deliver a new enrollment form in order to participate in subsequent Offerings.

     (c) Purchase Rights granted pursuant to any Offering under the Plan shall terminate immediately upon a Participant ceasing to be an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated or otherwise ineligible Employee all of his or her accumulated Contributions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the terminated or otherwise ineligible Employee) under the Offering.

     (d) Purchase Rights shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 13 and, during a Participant’s lifetime, shall be exercisable only by such Participant.

     (e) Unless otherwise specified in an Offering, the Company shall have no obligation to pay interest on Contributions.

9.	Exercise.

     (a) On each Purchase Date during an Offering, each Participant’s accumulated Contributions shall be applied to the purchase of shares of Common Stock up to the maximum number of shares of Common Stock permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of Purchase Rights unless specifically provided for in the Offering.

     (b) If any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount shall be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from such next Offering, as provided in Section 8(b), or is not eligible to participate in such Offering, as provided in Section 6, in which case such amount shall be distributed to such Participant after the final Purchase Date, without interest. If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one (1) whole share of Common Stock on the final Purchase Date of the Offering, then such remaining amount shall be distributed in full to such Participant at the end of the Offering.

     (c) No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date during any Offering hereunder the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date under any Offering hereunder, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in such compliance, no Purchase Rights or any Offering shall be exercised and all Contributions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock) shall be distributed to the Participants.

Appendix D-6

10.	Covenants of the Company.

     The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the Purchase Rights. If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of shares of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell shares of Common Stock upon exercise of such Purchase Rights unless and until such authority is obtained.

11.	Use of Proceeds from Shares of Common Stock.

     Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights shall constitute general funds of the Company.

12.	Rights as a stockholder.

     A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

13.	Designation of Beneficiary.

     (a) A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such shares of Common Stock or cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death during an Offering.

     (b) The Participant may change such designation of beneficiary at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

14.	Adjustments upon Changes in Securities; Corporate Transactions.

     (a) If any change is made in the shares of Common Stock, subject to the Plan, or subject to any Purchase Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the type(s), class(es) and maximum number of shares of Common Stock subject to the Plan pursuant to Section 4(a), and the outstanding Purchase Rights shall be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such outstanding Purchase Rights. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

     (b) In the event of a Corporate Transaction, then: (i) any surviving or acquiring corporation may continue or assume Purchase Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Corporate Transaction) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation does not continue or assume such Purchase Rights or does not substitute similar rights for Purchase Rights outstanding under the Plan, then, the Participants’ accumulated Contributions shall be used to purchase shares of Common Stock within five (5) business days prior to the Corporate

Appendix D-7

Transaction under the ongoing Offering, and the Participants’ Purchase Rights under the ongoing Offering shall terminate immediately after such purchase.

15.	Amendment of the Plan.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 14 relating to adjustments upon changes in securities and except as to amendments solely to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company or any Related Corporation, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code or other applicable laws or regulations.

     (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Purchase Rights into compliance therewith.

     (c) The rights and obligations under any Purchase Rights granted before amendment of the Plan shall not be adversely affected by any amendment of the Plan except: (i) with the consent of the person to whom such Purchase Rights were granted, or (ii) as necessary to comply with any laws or governmental regulations (including, without limitation, the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans); provided, however, that regardless of whether any Participant’s Purchase Rights may be considered to have been “adversely affected,” the Board (or the Committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during Offering Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Earnings, and establish such other limitations or procedures as the Board (or the Committee) determines in its sole discretion advisable which are consistent with the Plan.

16.	Termination or Suspension of the Plan.

     (a) The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the shares of Common Stock reserved for issuance under the Plan, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Any benefits, privileges, entitlements and obligations under any Purchase Rights while the Plan is in effect shall not be impaired by suspension or termination of the Plan except (i) as expressly provided in the Plan or with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, regulations, or listing requirements, or (iii) as necessary to ensure that the Plan and/or Purchase Rights comply with the requirements of Section 423 of the Code. Notwithstanding the foregoing, if the Company’s accountants advise the Company that the accounting treatment of purchases under the Plan will change or has changed in a manner that the Company determines is detrimental to its best interests, then the Company may, in its discretion, take any or all of the following actions: (i) terminate each Offering hereunder that is then ongoing as of the next Purchase Date (after the purchase of stock on such Purchase Date) under such Offering; (ii) set a new Purchase Date for each ongoing Offering and terminate such Offerings after the purchase of stock on such Purchase Date; (iii) amend the Plan and the ongoing Offering so that such Offering will no longer have an accounting treatment that is detrimental to the Company’s best interests and (iv) terminate each ongoing Offering and refund any Contributions (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock) without interest to the participants.

Appendix D-8

17.	Effective Date of Plan.

     The Plan shall become effective as determined by the Board, but no Purchase Rights shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

18.	Miscellaneous Provisions.

     (a) The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering shall in any way alter the at will nature of a Participant’s employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.

     (b) The provisions of the Plan shall be governed by the laws of the State of California without resort to that state’s conflicts of laws rules.

Appendix D-9

APPENDIX E

Photon Dynamics, Inc.

2005 Non-Employee Directors’ Stock Option Plan

Adopted: January 21, 2005
Approved By Shareholders: [March 7], 2005

1.	Purposes.

     (a) Eligible Option Recipients. The persons eligible to receive Options are the Non-Employee Directors of the Company.

     (b) Available Options. The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.

     (c) General Purpose. The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.	Definitions.

     As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

     (a) “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

     (b) “Annual Grant” means an Option granted annually to all Non-Employee Directors who meet the specified criteria pursuant to Section 6(b).

     (c) “Annual Meeting” means the annual meeting of the shareholders of the Company.

     (d) “Board” means the Board of Directors of the Company.

     (e) “Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

     (f) “Cause” means, with respect to an Optionholder, the occurrence of any of the following: (i) such Optionholder’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Optionholder’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Optionholder’s intentional, material violation of any material contract or agreement between the Optionholder and the Company or any statutory duty owed to the Company; (iv) such Optionholder’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Optionholder’s gross misconduct. The determination that a termination is for Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of an Optionholder was terminated by reason of dismissal without Cause for the purposes of outstanding Options held by such Optionholder shall have no effect upon any determination of the rights or obligations of the Company or such Optionholder for any other purpose.

     (g) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

          (i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the

Appendix E-1

Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

          (ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

          (iii) there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

          (iv) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

     The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

     Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Optionholder shall supersede the foregoing definition with respect to Options subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).

     (h) “Code” means the Internal Revenue Code of 1986, as amended.

     (i) “Common Stock” means the common stock of the Company.

     (j) “Company” means Photon Dynamics, Inc., a California corporation.

     (k) “Consultant” means any person, including an advisor, who (i) is engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services or (ii) is serving as a member of the Board of Directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

     (l) “Continuous Service” means that the Optionholder’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Optionholder renders such service, provided that there is no interruption or termination of

Appendix E-2

the Optionholder’s service with the Company or an Affiliate, shall not terminate an Optionholder’s Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in an Option only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Optionholder’s leave of absence.

     (m) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

          (i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

          (ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

          (iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

          (iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

     (n) “Director” means a member of the Board of Directors of the Company.

     (o) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

     (p) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director or Consultant, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

     (q) “Entity” means a corporation, partnership or other entity.

     (r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     (s) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) an Entity Owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the effective date of the Plan as set forth in Section 14, is the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities.

     (t) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. If such date

Appendix E-3

falls on a non-Trading Day, then the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the next subsequent Trading Day, as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

     (u) “Initial Grant” means an Option granted to a Non-Employee Director who meets the specified criteria pursuant to Section 6(a).

     (v) “Non-Employee Director” means a Director who is not an Employee.

     (w) “Nonstatutory Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (x) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (y) “Option” means a Nonstatutory Stock Option granted pursuant to the Plan.

     (z) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (aa) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

     (bb) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

     (cc) “Plan” means this Photon Dynamics, Inc. 2005 Non-Employee Directors’ Stock Option Plan.

     (dd) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

     (ee) “Securities Act” means the Securities Act of 1933, as amended.

     (ff) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

     (gg) “Trading Day” means any day the exchange(s) or market(s) on which shares of Common Stock are listed, whether it be any established stock exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or otherwise, is open for trading.

3.	Administration.

     (a) Administration by Board. The Board shall administer the Plan. The Board may not delegate administration of the Plan to a committee.

Appendix E-4

     (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine the provisions of each Option to the extent not specified in the Plan.

          (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii) To amend the Plan or an Option as provided in Section 12.

          (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

     (c) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.	Shares Subject to the Plan.

     (a) Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in the Common Stock, the Common Stock that may be issued pursuant to Options shall not exceed in the aggregate four hundred thousand (400,000) shares of Common Stock.

     (b) Reversion of Shares to the Share Reserve. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Common Stock issued to an Optionholder pursuant to an Option are forfeited to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the shares of Common Stock not issued under such Option, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to an Option are not delivered to an Optionholder because such shares are withheld for the payment of taxes or the Option is exercised through a reduction of shares subject to the Option (i.e., “net exercised”), the number of shares that are not delivered to the Optionholder shall remain available for issuance under the Plan. If the exercise price of any Option is satisfied by tendering shares of Common Stock held by the Optionholder (either by actual delivery or attestation), then the number of shares so tendered shall remain available for issuance under the Plan.

     (c) Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.	Eligibility.

     The Options, as set forth in Section 6, automatically shall be granted under the Plan to all Non-Employee Directors who meet the criteria specified in Section 6.

6.	Non-Discretionary Grants.

     (a) Initial Grants. Without any further action of the Board, each person who, after the Plan is approved by the Company’s shareholders and thereafter the Company’s Amended and Restated 1995 Stock Option Plan (the “1995 Plan”) terminates, is elected or appointed for the first time to be a Non-Employee Director automatically shall, upon the date of his or her initial election or appointment to be a Non-Employee Director, be granted an Initial Grant to purchase twenty thousand (20,000) shares of Common Stock on the terms and conditions set forth herein.

     (b) Annual Grants. Without any further action of the Board, on the date of each Annual Meeting, commencing with the Annual Meeting in 2006, each person who is then a Non-Employee Director automatically shall be granted an Annual Grant to purchase fifteen thousand five hundred (15,000) shares of Common Stock on the terms and conditions set forth herein; provided, however, that if the person has not been serving as a Non-

Appendix E-5

Employee Director for the entire period since the preceding Annual Meeting, then the number of shares subject to such Annual Grant shall be reduced pro rata for each full quarter prior to the date of grant during which such person did not serve as a Non-Employee Director.

7.	Option Provisions.

     Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) Exercise Price. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

     (c) Consideration. The purchase price of stock acquired pursuant to an Option may be paid, to the extent permitted by applicable law, in any combination of (i) cash or check, (ii) delivery to the Company of other Common Stock or (iii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds. The purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

     (d) Transferability. An Option shall be transferable pursuant to a domestic relations order and to such further extent provided in the Option Agreement. If the Option does not provide for transferability, then the Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

     (e) Vesting. Options shall vest as follows:

          (i) Initial Grants: 1/4th of the shares shall vest on each anniversary of the date of grant, so that each Initial Grant shall be fully vested four (4) years after its grant date.

          (ii) Annual Grants: 1/12th of the shares shall vest one month after the date of grant and 1/12th of the shares shall vest monthly thereafter, so that each Annual Grant shall be fully vested one (1) years after its grant date.

     (f) Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shared of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company will not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

     (g) Termination of Continuous Service. In the event that an Optionholder’s Continuous Service terminates (other than for Cause or upon the Optionholder’s death or Disability or upon a Change in Control), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the expiration of the term of the Option as set forth in the Option Agreement or (ii) the date three (3) months

Appendix E-6

following the termination of the Optionholder’s Continuous Service. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

     (h) Extension of Termination Date. If the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than for Cause or upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option as set forth in the Option Agreement or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

     (i) Disability of Optionholder. In the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the expiration of the term of the Option as set forth in the Option Agreement or (ii) the date twelve (12) months following such termination of Continuous Service. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

     (j) Death of Optionholder. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the three-month period after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise the Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the expiration of the term of such Option as set forth in the Option Agreement or (ii) the date eighteen (18) months following the date of death. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

     (k) Termination for Cause. In the event that an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Optionholder’s Continuous Service, and the Optionholder shall be prohibited from exercising his or her Option from and after the time of such termination of Continuous Service.

     (l) Termination Upon Change in Control. In the event that an Optionholder’s Continuous Service terminates as of, or within twelve (12) months following a Change in Control, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) within such period of time ending on the earlier of (i) the expiration of the term of the Option as set forth in the Option Agreement or (ii) the date twelve (12) months following the termination of the Optionholder’s Continuous Service. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

8.	Securities Law Compliance.

     The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9.	Use of Proceeds from Stock.

     Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

10.	Miscellaneous.

Appendix E-7

     (a) Shareholder Rights. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

     (b) No Service Rights. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

     (c) Investment Assurances. The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (d) Withholding Obligations. The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock.

     (e) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

     11. Adjustments upon Changes in Common Stock.

     (a) Capitalization Adjustments. If any change is made in, or other events occur with respect to, the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject both to the Plan pursuant to Section 4 and to the nondiscretionary Options specified in Section 6, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

     (b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Options shall terminate immediately prior to the completion of such dissolution or liquidation.

Appendix E-8

     (c) Corporate Transaction. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Options outstanding under the Plan or may substitute similar stock options for Options outstanding under the Plan (it being understood that similar stock options include, but are not limited to, options to acquire the same consideration paid to the shareholders or the Company, as the case may be, pursuant to the Corporate Transaction). In the event that any surviving corporation or acquiring corporation (or its parent company) does not assume or continue all such outstanding Options or substitute similar stock options for such outstanding Options, then with respect to Options that have been not assumed, continued or substituted and are held by Optionholders whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction, the vesting of such Options (and, if applicable, the time at which such Options may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and the Options shall terminate if not exercised (if applicable) at or prior to such effective time. With respect to any other Options outstanding under the Plan that have not been assumed, continued or substituted, the vesting of such Options (and, if applicable, the time at which such Options may be exercised) shall not be accelerated unless otherwise provided in Section 11(d) or in a written agreement between the Company or any Affiliate and the holder of such Options, and such Options shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction.

     (d) Change in Control. If a Change in Control occurs and an Optionholder’s Continuous Service with the Company has not terminated immediately prior to the effective time of the Change in Control, then, immediately prior to the effective time of such Change in Control (and contingent upon the effectiveness of the Change in Control), the vesting and exercisability of an Optionholder’s Options shall be accelerated in full. In the event that an Optionholder is required to resign his or her position as a Non-Employee Director as a condition of a Change in Control, the outstanding Options of such Optionholder shall become fully vested and exercisable immediately prior to the effectiveness of such resignation (and contingent upon the effectiveness of the Change in Control).

12.	Amendment of the Plan and Options.

     (a) Amendment of Plan. The Board, at any time and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of applicable laws.

     (b) Shareholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for shareholder approval.

     (c) No Impairment of Rights. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

     (d) Amendment of Options. The Board, at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

13.	Termination or Suspension of the Plan.

     (a) Plan Term. The Board may suspend or terminate the Plan at any time. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.

14.	Effective Date of Plan.

Appendix E-9

     The Plan shall become effective on the date that the Plan is adopted by the Board, but no Option shall be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

15.	Choice of Law.

     The law of the state of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

Appendix E-10

DETACH HERE
ZPHD52

PROXY

PHOTON DYNAMICS, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 7, 2005

     The undersigned hereby appoints Jeffrey A. Hawthorne and Richard Okumoto, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Photon Dynamics, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Photon Dynamics, Inc. to be held at the offices of Photon Dynamics at 5970 Optical Court, San Jose, California 95138 on Monday, March 7, 2005 at 1:00 p.m., local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

     UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4 AND 5, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

A COPY OF THE COMPANY’S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2004, AS AMENDED, IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, PHOTON DYNAMICS, INC., 5970 OPTICAL COURT, SAN JOSE, CALIFORNIA 95138.

SEE REVERSE
SIDE
CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE
SIDE

PHOTON DYNAMICS, INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet		Vote-by-Telephone
OR
Log on to the Internet and go to http://www.eproxyvote.com/phtn		Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your proxy card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
ZPHD51

☒	Please mark votes as in this example.	#PHD

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW AND A VOTE FOR PROPOSALS 2, 3, 4 AND 5.

1.	To elect directors to serve for the ensuing year and until their successors are elected.
	Nominees:	(01) Malcolm J. Thompson, (02) E. Floyd Kvamme, (03) Terry H. Carlitz, (04) Curtis S. Wozniak, (05) Nicholas E. Brathwaite, (06) Michael J. Kim and (07) Jeffrey A. Hawthorne.
		FOR ☐	☐		WITHHELD
	☐	For all nominees except as noted above

		MARK HERE IF YOU PLAN TO ATTEND THE MEETING		☐
		MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW		☐

		FOR	AGAINST	ABSTAIN
2.	To approve the Photon Dynamics, Inc. 2005 Equity Incentive Plan.	☐	☐	☐
3.	To approve the Photon Dynamics, Inc. 2005 Employee Stock Purchase Plan.	☐	☐	☐
4.	To approve the Photon Dynamics, Inc. 2005 Non-Employee Directors’ Stock Option Plan.	☐	☐	☐
5.	To ratify the selection of Ernst & Young LLP as Photon Dynamics’ independent registered public accounting firm for the fiscal year ending September 30, 2005.	☐	☐	☐

6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign stating title. If signer is a partnership, please sign in partnership name by authorized person.

OTHER MATTERS: The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters, in accordance with their best judgment.

Signature:	Date:	Signature:	Date: